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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ORBITZ WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 24, 2008

Dear Shareholders:

        You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Orbitz Worldwide, Inc. We will hold the Annual Meeting on May 8, 2008 at 9:00 a.m., Eastern time, at the Grand Hyatt, 109 East 42nd Street, New York, New York. Details of the business to be presented at the Annual Meeting can be found in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

        We are pleased to be taking advantage of the new Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders over the Internet. We believe that these new rules will expedite shareholders' receipt of proxy materials and lower the costs and reduce the environmental impact of our Annual Meeting.

        Whether or not you plan to attend the Annual Meeting, your vote is important, and it is important that your shares are represented at the Annual Meeting. If you received a Notice of Internet Availability of Proxy Materials, it contains instructions on how to access our proxy materials over the Internet and how to vote your shares, as well as how to request a paper copy of our proxy materials by mail or an electronic copy by e-mail. If you have requested and/or received a paper copy of our proxy materials, you may vote by signing, dating and returning the included proxy card in the envelope provided. Please refer to the Notice or the proxy card for more information about the voting methods that are available to you. Whether you use the Internet, a telephone or the paper proxy card to vote your shares, you are encouraged to vote as soon as possible.

Sincerely,

Jeff Clarke Chairman of the Board

ORBITZ WORLDWIDE, INC.
500 W. Madison Street
Suite 1000
Chicago, Illinois 60661

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2008

To the Shareholders of Orbitz Worldwide, Inc.:

        The Annual Meeting of Shareholders of Orbitz Worldwide, Inc. will be held on Thursday, May 8, 2008, at 9:00 a.m., Eastern time, at the Grand Hyatt, 109 East 42nd Street, New York, New York, for the following purposes:

  1.
  To elect two directors to our Board of Directors (the "board") to serve for a term of three years;

  2.
  To approve the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan;

  3.
  To approve the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the "Equity and Incentive Plan") for purposes of Section 162(m) of the Internal Revenue Code and to approve an amendment increasing the number of shares available for issuance under the Equity and Incentive Plan;

  4.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008; and

  5.
  To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

        The board fixed the close of business on March 10, 2008 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

        Whether or not you expect to attend the Annual Meeting, we encourage you to vote your shares as soon as possible. If you have requested and/or received a paper copy of the proxy materials by mail, you may sign, date and mail the included proxy card in the envelope provided. If your shares are registered in the name of a broker, bank, broker-dealer or similar organization, you may also be able to vote your shares electronically over the Internet or by telephone. It is important that your shares be represented at the Annual Meeting, whether your holdings are large or small. If for any reason you should desire to revoke your proxy, you may do so at any time before it is voted at the Annual Meeting.

By Order of the Board of Directors

James P. Shaughnessy Senior Vice President, General Counsel and Secretary
March 24, 2008 Chicago, Illinois

ORBITZ WORLDWIDE, INC.
500 W. Madison Street
Suite 1000
Chicago, Illinois 60661

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2008

GENERAL INSTRUCTIONS

        We prepared this Proxy Statement in connection with the solicitation by the Board of Directors (the "board") of proxies for the Annual Meeting of Shareholders of Orbitz Worldwide, Inc. (the "Company") to be held on Thursday, May 8, 2008, at 9:00 a.m., Eastern time, at the Grand Hyatt, 109 East 42nd Street, New York, New York, for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

        This Proxy Statement is being mailed or otherwise furnished to our shareholders on or about March 24, 2008. Under rules recently adopted by the Securities and Exchange Commission (the "SEC"), we have sent a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders that hold their shares through brokers, banks, broker-dealers or similar organizations. Shareholders will have access to our proxy materials over the Internet free of charge on the website identified in the Notice. The Notice contains instructions on how shareholders can access our proxy materials through the Internet and how shareholders can request electronic or paper copies if desired. If shares are held by a broker, bank, broker-dealer or similar organization in its name for the benefit of a shareholder, the shareholder is the beneficial owner of shares held in "street name," and the Notice will be forwarded to the shareholder by the broker, bank, broker-dealer or similar organization. As the beneficial owner, the shareholder has the right to direct the broker, bank, broker-dealer or similar organization holding the shares how to vote the shares. If you are a beneficial shareholder, you may vote your shares electronically over the Internet or by telephone or by requesting a paper proxy card to complete.

        Shareholders whose shares are registered directly in their names with our transfer agent are considered shareholders of record and will receive proxy materials and a proxy card directly from our transfer agent in the mail. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting. If you are a shareholder of record, please complete, sign, date and return the enclosed proxy card and mail it promptly in the enclosed postage-paid return envelope, even if you plan to attend the Annual Meeting.

        In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings of shareholders. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

        The costs of the solicitation of proxies, including the cost of preparing and mailing the Notice, Notice of Annual Meeting of Shareholders, and this Proxy Statement, will be paid by us. Solicitation will be primarily through the use of the mail and the use of the Internet, but our officers, directors and regular employees may solicit proxies personally or by telephone without additional remuneration for such activity. We may reimburse brokers, banks, broker-dealers and other similar organizations holding shares in their names for the benefit of beneficial owners for the cost of forwarding proxy materials to, and obtaining proxies from, those beneficial owners. The Notice will be mailed to beneficial shareholders at least 40 business days prior to the date of the Annual Meeting, which is March 28, 2008, and the proxy materials will be available at that time on the website identified in the Notice.

        You may revoke your proxy prior to its exercise, by executing and delivering a later dated proxy, by delivering written notice of the revocation of the proxy to our corporate secretary prior to the Annual Meeting, or by attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless you revoke your proxy before the Annual Meeting, the shares represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the shareholder's directions. If you are a beneficial shareholder, you must contact the organization that holds your shares on your behalf to change your vote.

Shares Outstanding and Voting Rights

        As of March 10, 2008, 83,175,241 shares of our common stock, par value $0.01 per share ("common stock"), were outstanding. Our common stock constitutes our only outstanding class of voting securities. Only shareholders of record as of the close of business on March 10, 2008 (the "record date") are entitled to receive notice of, and to vote at, the Annual Meeting. Holders of our common stock are entitled to one vote for each share held. Holders of our common stock do not have cumulative voting rights with respect to the election of directors.

Quorum and Required Vote

        Quorum.    Unless a quorum is present at the Annual Meeting, no action may be taken at the Annual Meeting except to adjourn it until a later time. The holders of a majority of the issued and outstanding shares of our common stock on the record date, present in person or represented by proxy, are necessary to constitute a quorum at the Annual Meeting. Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and "broker non-votes" (shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote) will be counted as shares present and entitled to vote in determining the presence or absence of a quorum. The inspector of election appointed for the Annual Meeting will determine the number of shares of our common stock present at the Annual Meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

        Required Vote.    If a quorum is present, directors are elected by a plurality of all of the votes cast, in person or by proxy. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Abstentions and broker non-votes have no effect on the election of directors, except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes. As for the proposal to approve the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan, if the number of votes cast in favor of this proposal exceeds the number of votes cast against it, then the proposal will be approved. Abstentions and broker non-votes will have no effect on the outcome of this proposal. As for the other proposals, if a quorum is present and a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposals are voted in favor of approving the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the "Equity and Incentive Plan") for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as an amendment to the Equity and Incentive Plan to increase the number of shares available for issuance under the Equity and Incentive Plan, and approving the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, then all of these proposals will be approved. For purposes of the vote on these proposals, therefore, abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of these proposals.

PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting, our shareholders will vote on the nomination of two directors to be elected for three-year terms expiring at the 2011 Annual Meeting. The board is divided into three classes, denominated as Class I, Class II and Class III. Members of each class hold office for staggered three-year terms. The terms of the Class I directors expire on the date of the 2008 Annual Meeting. It is the intention of the persons named in the accompanying form of proxy to nominate as directors and, unless otherwise specified in a proxy by a shareholder, to vote such proxy for the election of the persons named below as nominees. In the event any of the nominees should become unable to serve as a director, proxies may be voted for another nominee recommended by the board.

        Under our certificate of incorporation, until Travelport Limited ("Travelport") ceases to beneficially own at least 33% of the votes entitled to be cast by our outstanding common stock, the prior written consent of Travelport is required for any change in the number of directors on the board, the determination of the members of the board, and the filling of newly created vacancies on the board. Travelport, through one of its wholly-owned subsidiaries, TDS Investor (Luxembourg) S.à r.l., beneficially owns over 33% of our outstanding common stock. See "Security Ownership—Security Ownership by Certain Other Beneficial Owners" below.

        Directors are elected by a plurality of all of the votes cast, in person or by proxy. This means nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast.

Nominees for Election at the 2008 Annual Meeting.

        The following table sets forth certain information with respect to the director nominees, all of whom are currently Class I board members.

Name	Age	Principal Occupation and Other Information
Jaynie Miller Studenmund	53	Ms. Studenmund is a corporate director and advisor, building on over 25 years of executive management experience across a diverse set of business environments, including start-ups, rapid growth, turnarounds, and mergers and acquisitions in the Internet and financial services businesses. Today, Ms. Studenmund sits on the boards of eHarmony.com, Inc., several funds for Western Asset Management, Countrywide Bank and, until recently, aQuantive, Inc. which was sold to Microsoft. From January 2001 to January 2004, Ms. Studenmund was Chief Operating Officer of Overture Services, Inc., the creator of paid search, during which time Overture was acquired by Yahoo, Inc. From February 2000 to January 2001, she was President and Chief Operating Officer of PayMyBills.com, a bill management company. Before becoming an executive in the Internet business, Ms. Studenmund had a career in financial services, primarily at First Interstate Bank of California, now Wells Fargo, where from 1985 to 1996, Ms. Studenmund served in various positions, including Executive Vice President, Head of Retail Banking, and Chief Marketing Officer. From 1996 to 1998,

Ms. Studenmund was the Executive Vice President and Head of Retail Banking at Great Western and then Home Savings, both of which were sold to Washington Mutual. Ms. Studenmund holds an M.B.A. from Harvard Business School and a Bachelor of Arts degree from Wellesley College. Ms. Studenmund was elected to the board as a Class I director in July 2007 and is chairperson of the compensation committee and is a member of the audit committee. Ms. Studenmund's current term expires with the 2008 Annual Meeting.
Richard P. Fox	60
Mr. Fox has served as a consultant and outside board member since 2001 to entrepreneurs and the financial services industry. He was President and Chief Operating Officer of CyberSafe Corporation from 2000 to 2001, responsible for the overall financial services and operations of the company. Prior to joining CyberSafe, Mr. Fox was Chief Financial Officer and a member of the board of directors of Wall Data, Incorporated. Mr. Fox spent 28 years at Ernst & Young LLP, last serving as Managing Partner of its Seattle office. He serves on the board of directors of PREMERA, a Blue Cross managed-care provider, Univar Inc., an international chemical distribution company, and Flow International (NASDAQ: FLOW), a machine tool manufacturer, and several private equity financed technology companies. In addition, he serves as a member of the Board of Trustees of the Seattle Foundation and is on the Board of Visitors of the Fuqua School of Business at Duke University. Mr. Fox received a Bachelor of Arts degree in Business Administration from Ohio University and an M.B.A. from the Fuqua School of Business at Duke University. He is a Certified Public Accountant. Mr. Fox was appointed to the board in March 2008 as a Class I director, and his current term expires with the 2008 Annual Meeting.

        The following tables set forth certain information with respect to our directors who are not up for election at the 2008 Annual Meeting.

Class II Directors—Terms Expire in 2009.

Name	Age	Principal Occupation and Other Information
Steven D. Barnhart	46	Mr. Barnhart is our President and Chief Executive Officer and also serves as a director of the Company and is a member of the executive committee. Mr. Barnhart was named Chief Financial Officer in November 2004, and he assumed the roles of President in October 2006 and Chief Executive Officer in 2007. Mr. Barnhart joined the Company in May 2003. Prior to joining the Company, Mr. Barnhart held various finance positions over a 13 year period with PepsiCo and its Pepsi-Cola and Frito-Lay subsidiaries. In his final role, Mr. Barnhart was Director of Finance for a division of the Pepsi Bottling Group from June 1998 to May 2003. Prior to PepsiCo, Mr. Barnhart was an economic analyst in New Jersey for the Brussels-based Polyurethanes division of ICI from August 1988 to September 1990, and worked in the commercial lending field for American National Bank in Chicago from September 1984 to September 1987. Mr. Barnhart earned an M.B.A. in finance and bachelor's degree in economics from the University of Chicago.
William J.G. Griffith, IV	36
Mr. Griffith is a General Partner of Technology Crossover Ventures, a private equity and venture capital firm ("TCV"), where he focuses exclusively on information technology opportunities. Prior to joining TCV in 2000, Mr. Griffith was an associate at The Beacon Group, a private equity firm that was acquired by JP Morgan Chase in 1999. Prior to The Beacon Group, Mr. Griffith was an investment banking analyst at Morgan Stanley. Mr. Griffith serves on the boards of directors of several privately held companies including Travelport Limited, 2Wire, Whitepages.com and Adknowledge. Mr. Griffith earned his Bachelor of Arts degree in Engineering and History from Dartmouth College and an M.B.A. from the Graduate School of Business at Stanford University.

Class III Directors—Terms Expire in 2010.

Name	Age	Principal Occupation and Other Information
Jeff Clarke	46	Mr. Clarke is President and Chief Executive Officer of Travelport, having served in that role since May 2006, and a member of the Travelport board of directors. From April 2004 to May 2006, Mr. Clarke was Chief Operating Officer of the software company CA, Inc. (formerly Computer Associates Inc.). From 2002 through November 2003, Mr. Clarke was Executive Vice President, Global Operations at Hewlett-Packard Company. Before then, Mr. Clarke joined Compaq Computer Corporation in 1998 and held several positions, including Chief Financial Officer of Compaq from 2001 until the time of Compaq's merger with Hewlett-Packard Company in 2002. From 1985 to 1998, Mr. Clarke held several financial, operational and international management positions with Digital Equipment Corporation. Mr. Clarke serves on the board of directors of UTStarcom, Inc. Mr. Clarke holds a Bachelor of Arts degree in Economics from the State University of New York at Geneseo and an M.B.A. from Northeastern University. Mr. Clarke serves as the Chairman of the board and is a member of the executive committee.

Jill A. Greenthal	51
		Ms. Greenthal is a Senior Advisor in the Private Equity Group of The Blackstone Group. Prior to January 2007, Ms. Greenthal was a Senior Managing Director in the Corporate Advisory Services Group of The Blackstone Group and had served in this role since September 2003. Prior to joining The Blackstone Group in 2003, from October 2000 to September 2003, Ms. Greenthal was Co-Head of the Global Media Investment Banking Group, a Member of the Executive Board of Investment Banking, and Co-Head of the Boston Investment Banking office of Credit Suisse First Boston. Ms. Greenthal currently serves on the board of directors of Akamai Technologies, Inc., Freedom Communications, Inc. and Universal Orlando. Ms. Greenthal also serves on the Investment Committee at Noble and Greenough School. Ms. Greenthal graduated from Simmons College and received an M.B.A. from Harvard Business School.
Paul C. ("Chip") Schorr, IV	40
		Mr. Schorr is a Senior Managing Director in the Private Equity Group of The Blackstone Group where he principally concentrates on investments in technology. Before joining The Blackstone Group in 2005, Mr. Schorr was a Managing Partner of Citigroup Venture Capital in New York where he was responsible for the firm's technology/telecommunications practice and was involved in transactions involving Fairchild Semiconductor, ChipPAC, Intersil, AMI Semiconductor, Worldspan, NTelos and MagnaChip. He had been with Citigroup Venture Capital for nine years. Mr. Schorr received his M.B.A. with honors from Harvard Business School and a BSFS, magna cum laude, from Georgetown University's School of Foreign Service. He is a member of the boards of directors of Travelport Limited, Freescale Semiconductor, Inc., AMI Semiconductor, Inc. and MagnaChip. Mr. Schorr is also a member of the board of Jazz at Lincoln Center. Mr. Schorr is a member of the executive committee of the board.

The board recommends a vote FOR approval of the director nominees.

CORPORATE GOVERNANCE

General

        Our business and affairs are managed under the direction of the board. Our certificate of incorporation and by-laws specify that the board shall consist of not fewer than three, nor more than fifteen, members. We currently have seven directors. The board has an audit committee, a compensation committee and an executive committee.

Controlled Company

        The board has determined, in its business judgment, that the Company is, and has elected to cause the Company to be treated as, a "controlled company," as defined in Section 303A of the rules of the New York Stock Exchange (the "NYSE"), based on the voting control of affiliates of The Blackstone Group, L.P. ("The Blackstone Group"), which beneficially own approximately 55.5% of our outstanding common stock as of the record date. See "Security Ownership—Security Ownership by Certain Other Beneficial Owners" below. Accordingly, we are exempt from certain requirements of the NYSE corporate governance rules, including the requirements that we have a majority of independent directors on the board, the requirement we have a nominating and corporate governance committee, and the requirement that the compensation and/or nominating and corporate governance committees of the board have written charters addressing certain specified matters. In the event we cease to be a controlled company within the meaning of these rules, we will be required to comply with these provisions after the transition periods specified by the NYSE.

Independence of Directors

        Our Corporate Governance Guidelines provide that once we cease to qualify as a "controlled company" under the NYSE corporate governance rules, and after any permissible phase-in period, the board will have a majority of independent directors. No director will be deemed independent unless the board affirmatively determines that the director has no material relationship with us directly or as an officer, shareholder or partner of an organization that has a relationship with us. The board will review annually the relationships that each director has with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). Following that annual review, only those directors who the board affirmatively determines have no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) will be considered independent directors, subject to any additional qualifications prescribed under the NYSE corporate governance rules or under applicable law. The board may adopt and disclose categorical standards to assist it in determining director independence but currently does not have any categorical standards other than those expressly set forth in the NYSE corporate governance rules. In the event that a director becomes aware of any changes in circumstances that may result in the director no longer being considered independent under the NYSE corporate governance rules or under applicable law, the director shall promptly inform the board.

        The board has determined, in its business judgment, that Ms. Studenmund and Mr. Fox are each independent within the meaning of the NYSE corporate governance rules and the rules of the SEC, as currently in effect, and have no other material relationships with us that could interfere with her or his ability to exercise independent judgment.

Board Meetings

        The board held five meetings during fiscal year 2007. All directors attended at least 75% of the aggregate number of these meetings and of meetings of the board committees on which they served in fiscal year 2007. There are four regularly scheduled board meetings each year. At least one regularly scheduled meeting of the board is held each quarter.

Committees of the Board of Directors

        The members of the committees of the board are identified in the following table.

Director	Audit	Compensation	Executive
Steven D. Barnhart			Member
Jeff Clarke			Chair
Paul C. Schorr, IV			Member
Jaynie Miller Studenmund	Member	Chair

        Audit Committee.    The audit committee assists the board in its oversight of the integrity of our financial statements, our independent registered public accounting firm's qualifications and independence and the performance of our independent registered public accounting firm. The audit committee held four meetings in fiscal year 2007. The audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

        The audit committee:

  •
  reviews the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracks management's corrective action plans where necessary;

  •
  reviews our financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm;

  •
  reviews our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; and

  •
  has discretion to appoint annually our independent registered public accounting firm (subject to certain contractual requirements requiring us to select an accounting firm designated by Travelport), evaluate its independence and performance and set clear hiring policies for employees or former employees of the independent registered public accounting firm.

        The audit committee is also responsible for the review, approval or ratification of "related-person transactions" between us or our subsidiaries and related persons, as defined by the rules of the SEC.

        The audit committee is currently comprised of Ms. Studenmund. The board has determined that Ms. Studenmund meets the financial literacy requirements of the NYSE. The audit committee is at present without an "audit committee financial expert," as that term is defined by the rules of the SEC, due to the departure of David Weiss, a former director who would have otherwise been determined to be an "audit committee financial expert." It is anticipated that Mr. Fox will be appointed to the audit committee in the near future, and the board has determined that he will qualify as an "audit committee financial expert." As a result of the resignation of Mr. Weiss from the board on February 15, 2008, we were not in compliance with the NYSE corporate governance rule that requires a company listing with the NYSE in connection with an initial public offering to have an audit committee comprised of at least two independent members within 90 days of listing. If Mr. Fox becomes a member of the audit committee as anticipated, we will regain compliance with the NYSE's corporate governance rules. In addition, under Rule 10A-3(b)(1)(iv)(A) under the Securities Exchange Act of 1934, as amended, and the NYSE corporate governance rules, the audit committee is not required to be comprised of three independent directors until July 19, 2008, the first anniversary of our initial public offering, and we are relying on this exemption. We do not believe that our reliance on this exemption from the independence requirements materially adversely affects the ability of the audit committee to act independently and to satisfy the other requirements of the SEC rules with respect to audit committees of public companies.

        Compensation Committee.    The compensation committee reviews and administers all compensation arrangements for executive officers and establishes and reviews general policies relating to the compensation and benefits of our executive officers and employees. The compensation committee oversees our compensation and employee benefit plans and practices, including our executive compensation, incentive-compensation and equity-based plans. The compensation committee also reviews and discusses with management our compensation discussion and analysis ("CD&A") and prepares the Compensation Committee Report included in this Proxy Statement as required by the rules of the SEC. The compensation committee currently is comprised of Ms. Studenmund (Chairperson) who is "independent" under the NYSE corporate governance rules, a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" for purposes of Section 162(m) of the Code. It is anticipated that Mr. Fox will be appointed to the compensation committee in the near future and will be considered "independent," a "non-employee director" and an "outside director" under those same provisions. The compensation committee held two meetings in fiscal year 2007.

        Mr. Barnhart, our chief executive officer and president, annually reviews the performance of each of our executive officers, except for himself, with the compensation committee and makes recommendations to the compensation committee with respect to the appropriate base salary, annual cash bonus and equity incentive award grants for each executive officer, excluding himself. Mr. Clarke, the chairman of the board, also frequently participates in meetings of the compensation committee. Based on these recommendations and on the other considerations discussed below, the compensation committee reviews and approves the annual compensation package of each of our executive officers.

        During fiscal year 2007, we from time to time engaged Watson Wyatt Worldwide, Inc. to benchmark share granting practices such as dilution, overhang and run rate, and to help benchmark executive compensation (including salary and long-term incentive and equity programs.) We have also used the services of Radford Consulting and Equilar, Inc. to obtain comparative information about the levels and forms of compensation that companies of comparable size award to executive officers in comparable positions as ours. These benchmarks are reviewed with the compensation committee as part of the annual compensation decision-making process.

        Executive Committee.    Our executive committee assists the board when certain action is required between full board meetings. The actions that the executive committee can take are those which have been specifically delegated to it by resolution of the full board. The members of the executive committee consist of Messrs. Clarke (Chairman), Barnhart and Schorr. The executive committee did not hold any meetings in fiscal year 2007.

Director Selection Procedures

        Because we are a controlled company under NYSE rules, we are exempt from the standard provisions of the NYSE corporate governance rules requiring a nominating and corporate governance committee and it is the board's view that establishing a nominating and corporate governance committee is not therefore necessary at this time for us to establish and implement effective corporate governance principles. The entire board is currently responsible for nominating members for election to the board and for filling vacancies on the board that may occur between annual meetings of shareholders. The board identifies and screens candidates for board membership. When identifying candidates, the board considers advice and recommendations from others as it deems appropriate.

        The board is responsible for assessing the appropriate balance of criteria required of board members. The board applies several criteria in selecting nominees. At a minimum, the board considers (a) whether each nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board's oversight of our business and affairs and (b) the nominee's reputation for honesty and ethical conduct in his or her personal and professional activities. Additional factors that the board may consider include a candidate's specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, age, potential conflicts of interest, material relationships with us and independence from management and us. The board also may seek to have the directors who represent a diversity of backgrounds and experience.

        Under our certificate of incorporation, until Travelport ceases to beneficially own at least 33% of the votes entitled to be cast by our outstanding common stock, the prior written consent of Travelport is required for any change in the number of directors on the board, the determination of the members of the board, and the filling of newly created vacancies on the board.

        The board will consider candidates recommended by shareholders in the same manner it considers other candidates. In considering candidates submitted by shareholders, the board will take into consideration the needs of the board and the qualifications of the candidate. Our by-laws contain advance notice procedures with regard to shareholder proposals related to the nomination of candidates for election as directors. These procedures provide that notice of shareholder proposals related to shareholder nominations for the election of directors must be received by our corporate secretary, in the case of an annual meeting of shareholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, however, in the event that the annual meeting of shareholders is called for a date that is not within 30 days before or after that anniversary date, notice by the shareholder in order to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting of shareholders was mailed or public disclosure of the date of the annual meeting of shareholders was made, whichever occurs first. The procedure for shareholder nominations for the 2009 annual meeting of shareholders is governed by this proviso. Shareholder nominations for the election of directors at a special meeting must be received by our corporate secretary no later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

        A shareholder's notice to our corporate secretary must be in proper written form and must set forth some information related to the shareholder giving the notice, including:

  •
  the name and record address of that shareholder;

  •
  the class and series and number of shares of each class and series of our capital stock which are owned beneficially or of record by that shareholder;

  •
  a description of all arrangements or understandings between that shareholder and any other person in connection with the nomination and any material interest of that shareholder in the nomination; and

  •
  a representation that the shareholder is a holder of record of our stock entitled to vote at that meeting and that the shareholder intends to appear in person or by proxy at the meeting to bring that nomination before the meeting;

and, as to each person whom the shareholder proposes to nominate for election as a director:

  •
  the name, age, business and residence addresses, and the principal occupation and employment of the person;

  •
  the class and series and number of shares of each class and series of our capital stock which are owned beneficially or of record by the person; and

  •
  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended.

Attendance at Annual Meetings of Shareholders

        Although we have no formal policy regarding directors' attendance at annual meetings of shareholders, we encourage all of our directors to attend our annual shareholder meetings. However, from time to time, other commitments may prevent all directors from attending our annual meeting. We did not have an annual meeting of shareholders in fiscal year 2007.

Communications with Directors

        If a shareholder has any concern, question or complaint regarding any accounting, auditing or internal controls matters, as well as any issues arising under the Orbitz Worldwide, Inc. Code of Business Conduct and Ethics or other matters that he or she wishes to communicate with the board, the non-management directors as a group, or any individual director, the shareholder can write to any of these groups or individuals c/o Orbitz Worldwide, Inc., Attention: Chairman, 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661. From time to time, the board may change the process for shareholder communication with the board or its members. Please refer to the corporate governance page of our Investor Relations website at http://www.orbitz-ir.com for any changes in this process.

Whistleblowing Access

        The board has established a means for employees, customers, suppliers, shareholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of the Orbitz Worldwide, Inc. Code of Business Conduct and Ethics or other matters. Any employee, shareholder or other interested party can call 888-761-7678 and submit a report. This number is operational 24 hours a day, seven days a week.

Board Executive Sessions

        The non-management directors of the board regularly meet alone without any members of management being present. Mr. Clarke, the chairman of the board, presides as the lead director at these sessions.

Code of Business Conduct

        We have adopted the Orbitz Worldwide, Inc. Code of Business Conduct and Ethics (the "Code of Business Conduct") which applies to all of our directors and employees, including our chief executive officer, chief financial officer and principal accounting officer. In addition, we have adopted a Code of Ethics for our chief executive officer and senior financial officers. The Code of Business Conduct and the Code of Ethics are available on the corporate governance page of our Investor Relations website at http://www.orbitz-ir.com. Amendments to, or waivers from, the Code of Business Conduct applicable to these senior executives will be posted on our website and provided to you without charge upon written request to Orbitz Worldwide, Inc., Attention: Corporate Secretary, 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661.

Corporate Governance Policies and Charters

        Current copies of the following materials related to our corporate governance policies and practices are available publicly on the corporate governance page of our Investor Relations website at http://www.orbitz-ir.com:

  •
  Corporate Governance Guidelines

  •
  Audit Committee Charter

  •
  Compensation Committee Charter

  •
  Executive Committee Charter

  •
  Code of Business Conduct and Ethics

  •
  Code of Ethics for the CEO and Senior Financial Officers

        You may also obtain copies of the materials above by written request to our corporate secretary at Orbitz Worldwide, Inc., 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of such committee, the entire board) of another corporation, one of whose executive officers served on the compensation committee or as one of our directors. None of our executive officers served as a director of another corporation, where one of the executive officers of the other corporation served on the compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who beneficially own ten percent or more of a registered class of our equity securities to file initial reports of beneficial ownership (Form 3) and changes in beneficial ownership (Form 4 or 5) with the SEC. Based on a review of documents in our possession and on written representations from certain of our executive officers and directors that no Form 5s were required, we believe that during fiscal year 2007, all persons filed on a timely basis all reports required by Section 16(a), except that Blackstone LR Associates (Cayman) V Ltd., Blackstone Management Associates (Cayman) V L.P., TDS Investor (Cayman) GP Ltd., Peter G. Peterson and Stephen A. Schwarzman, who jointly filed a Form 3 as beneficial owners of more than ten percent of our common stock, failed to timely file a Form 3 on July 19, 2007.

Report of the Audit Committee

        The audit committee oversees our financial reporting process on behalf of the board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007 (the "Annual Report") with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

        The audit committee reviewed with Deloitte & Touche LLP, our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61, "Communication with Audit

Committees," as amended. In addition, the audit committee has discussed with Deloitte & Touche LLP their independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has considered whether the services rendered by Deloitte & Touche LLP or its affiliates with respect to tax and non-audit services are compatible with maintaining their independence.

        The audit committee discussed with Deloitte & Touche LLP the overall scope and plans for their respective audits. The audit committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal control over financial reporting, and the overall quality of our financial reporting.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board (and the board has approved) that our audited financial statements for fiscal year 2007 be included in the Annual Report for filing with the SEC. The audit committee and the board have also approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

                      Respectfully Submitted By:
                      The Audit Committee
                      Jaynie Miller Studenmund

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        This Compensation Discussion and Analysis outlines our compensation philosophy, practices and policies as they relate to our named executive officers.

Executive Compensation Program Objectives

        Our primary executive compensation objective is to attract and retain top talent from within the highly competitive global marketplace in order to maximize shareholder value. We seek to recruit and retain individuals who have demonstrated a high level of expertise and who are market leaders in our unique, technology-based industry. Total direct compensation (base salary, bonus and long-term incentive compensation) for our executive officers is generally targeted at the 65th percentile of compensation awarded to executive officers at similarly-sized companies. As further detailed below, that compensation target includes a relatively lower portion of compensation related to base pay and a relatively higher portion related to incentive pay in order to link executive compensation to Company performance and total stockholder return.

        Our compensation strategy uses a combination of:

  •
  fixed and variable cash compensation to attract and retain talent, and

  •
  short-term and long-term incentives based on the achievement of certain performance objectives to align, as much as possible, our executive officers' rewards with our shareholders' interests.

        We also consider individual circumstances related to each executive officer such as experience, performance and area of responsibility in light of future business needs.

Compensation Components

        Our compensation program has four principal components, all of which are identified in the Summary Compensation Table below:

  •
  salary;

  •
  short-term incentive compensation (bonus awards);

  •
  long-term incentive compensation (in the form of stock options, restricted stock units or restricted shares); and

  •
  other limited perquisites and benefits.

        Each component—and why we pay it—is discussed below.

Salary

        We believe that any compensation program must have a fixed cash component which supports a reasonable standard of living so that executive officers are prepared to have their incentive compensation at risk. Base pay is targeted at the 50th percentile of the market. Our market is composed of direct competitors and companies with similar industry codes, market capitalization and net revenue.

        Base salaries for our named executive officers reflect each executive officer's level of experience, responsibilities and expected future contributions to our success. We review base salaries on an annual basis, or as responsibilities change, and we expect to consider factors such as individual and Company performance and the competitive environment in our industry in determining whether salary adjustments are warranted.

Bonus

        Short-Term Incentive Compensation (Bonus).    We have developed an annual cash bonus program designed to align our executive officers' goals with our adjusted EBITDA and net revenue growth objectives for the applicable bonus plan year. We define adjusted EBITDA as net income (loss), plus net interest expense, provision for income taxes and depreciation and amortization, as adjusted to eliminate the effect of certain non-recurring and non-cash items, such as goodwill and intangible asset impairment charges and stock-based compensation expense. Bonus is targeted at the 65th percentile of the market.

        Our bonus program also takes into consideration each executive officer's individual performance. Subject to the attainment of individual performance criteria, an executive officer's bonus may be paid, to the extent earned or not earned, below, at, or above target levels.

        The target bonus levels for each of our named executive officers are generally specified in their employment agreement and currently range from 50% to 100% of their annual base salary. Based on compensation decisions made by Travelport's board of directors prior to our initial public offering, which occurred in July 2007, for fiscal year 2007, certain executive officers, including Mr. Barnhart, our chief executive officer and president, had a maximum target bonus award of 200% of their base salary. The amounts earned by our named executive officers for fiscal year 2007 under the bonus program are set forth in the Summary Compensation Table under the column entitled "Non-Equity Incentive Plan Compensation."

        The bonus targets for fiscal year 2007 were broken down into separate bonus targets for the first and second halves of fiscal year 2007.

        For the first half of fiscal year 2007, as detailed in the first table below, the Company performance factor of the bonus payout was determined by performance against adjusted EBITDA targets. As detailed in the second table below, for the first half of fiscal year 2007, our executive officers were eligible to receive the listed target bonus percentages based on an individual performance rating applied to the Company performance factor.

Adjusted EBITDA Performance Against Target		95%	100%	106%
Company Performance Factor		50%	100%	200%
		Company Performance Factor
Individual Performance Rating	Target Bonus (as a percentage of base salary)
		50%	100%	200%
*Exceptional	75% 50%	45% 30%	90% 60%	180% 120%
**On Track	75% 50%	38% 25%	75% 50%	150% 100%

        For the second half of fiscal year 2007, the Company performance factor of the bonus payout was determined by performance against our adjusted EBITDA and net revenue targets, and was weighted 75% based on performance against an adjusted EBITDA target and 25% based on performance against a net revenue target. The Company performance factors for each of the financial performance targets is detailed on the next page.

Adjusted EBITDA Performance Against Target	94%	100%	117%
Company Performance Factor	50%	100%	125%
Net Revenue Performance Against Target	98%	100%	103%
Company Performance Factor	50%	100%	125%

        As detailed in the table below, for the second half of fiscal year 2007, our executive officers were eligible to receive the listed target bonus percentages based on an individual performance rating applied to the Company performance factor, which was calculated based on the 75%/25% weighting described above.

Company Performance Factor
Individual Performance Rating	Target Bonus (as a percentage of base salary)
		50%	100%	125%
Exceptional*	100% 75%	60% 45%	120% 90%	150% 113%
On Track**	100% 75%	50% 38%	100% 75%	125% 94%
*
Exceptional performance means the employee exceeds the responsibilities of the position and the goals of our Performance and Development Plan under our internal performance evaluation system, while successfully achieving all others. This rating is reserved for those few individuals who strive for and achieve superior performance described by the following factors:

  •
  work is excellent in both quality and quantity;

  •
  produces exceptional results on the majority of objectives and favorable results on others;

  •
  consistently takes the best approach to get the job done;

  •
  problem solving skills are exceptional and consistently result in superior achievement;

  •
  identifies necessary extra projects and tasks and completes them without defaulting on any previously assigned responsibilities; and

  •
  exceeds expectations of internal and external clients.

**
On-Track performance means the employee fully and consistently meets position requirements, objectives and expectations—and often exceeds them. The employee is a strong performer who performs good, solid, commendable work consistently as described by the following factors:

  •
  completes work on schedule meeting standards for quality and quantity;

  •
  completes established objectives and often more;

  •
  does a complete job using effective planning and organizing skills;

  •
  performs difficult/complex tasks well; and

  •
  internal and external clients are satisfied with work performed.

Long-Term Incentive Compensation

        The principal goal of our long-term incentive compensation plan is to align the interests of our executive officers and shareholders. The Equity and Incentive Plan provides for the grant of equity-based awards, including restricted stock, restricted stock units, stock options, stock appreciation rights and other equity-based awards to our directors, executive officers and other employees, advisors and consultants who are selected by the compensation committee for participation in the Equity and

Incentive Plan. In addition, we may grant annual cash bonuses and long-term cash awards under the Equity and Incentive Plan.

        In fiscal year 2007, we made long-term incentive awards to our executive officers in the form of stock options issued in connection with our initial public offering; we also issued restricted stock units and restricted shares to our employees in the conversion of certain unvested Travelport equity awards they held at the time of our initial public offering.

        When determining which equity vehicles to grant to our executive officers in fiscal year 2007, we took the following into consideration:

  •
  As a newly public company, our goal was to encourage stock price growth. Stock options are the typical vehicle for accomplishing this goal.

  •
  Stock options are inherently "pay for performance" which aligns with our overall pay philosophy.

  •
  We recognize that building a successful company takes time. By providing annual vesting of stock options and a limited number of restricted stock units, we hope to reward executive officers along the way and encourage their retention.

        See "Grant of Plan-Based Awards" below for further details. Our long-term incentive compensation opportunities are targeted at the 65th percentile of the market.

        In future years, we may adjust the mix of long-term incentive awards to increase the use of restricted stock units and reduce the use of stock options to minimize concerns about "overhang" (i.e., dilution) created by existing stock options, and to reflect executive compensation trends among our peer group.

Stock Options

        The exercise price of stock options is equal to the fair market value of the underlying common stock on the date of grant. Fair market value is defined under the Equity and Incentive Plan as the mean between the highest and lowest reported sales price per share of our common stock for the last preceding date on which there was a sale. We value stock options granted to our employees on the date of grant using the Black-Scholes valuation model, which incorporates a number of variables, including the price of our common stock, exercise price, expected life, expected volatility, dividend yield, and the risk-free rate. The stock options granted as additional compensation to our employees who held unvested Travelport equity awards as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and will become fully vested on May 2010. All other stock options granted in fiscal year 2007 vest annually in equal increments over a four-year period.

Restricted Stock Units

        The restricted stock units granted upon conversion of certain unvested Travelport equity awards as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and will become fully vested on May 2010. All other restricted stock units granted in fiscal year 2007 cliff vest at the end of either a two-year or three-year period or vest annually in equal increments over a four-year period.

Restricted Stock

        Shares of restricted stock were granted upon conversion of the Travelport Class B partnership interests held by certain of our executive officers as of the date of our initial public offering. The restricted stock vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and become fully vested on May 2010.

All Other Compensation

        We have a limited program granting perquisites and other benefits to certain of our executive officers, including, among other items, financial planning, parking and gym memberships. In addition, a limited number of former Travelport executives have been provided a Company car under a program that was approved prior to our separation from Travelport. This provision of Company cars is no longer being offered, and the current program is being phased out.

        None of our named executive officers receives pension benefits. Prior to our separation from Travelport, Travelport provided limited deferred compensation arrangements for certain executive officers, including those at our Company, through the Travelport Americas, Inc. Officer Deferred Compensation Plan, which gave certain executive officers the right to defer salary and other compensation and receive a Company matching contribution. Details regarding the Travelport Americas, Inc. Officer Deferred Compensation Plan are set forth under "Non-Qualified Deferred Compensation in Fiscal Year 2007" below.

Compensation Benchmarking

        Management reviews the compensation practices of comparable companies in formulating compensation recommendations for our compensation program. Management uses multiple data sources when reviewing compensation information to ensure that the data reflects compensation practices of comparable companies in terms of size, industry and geographic location. In fiscal year 2007, management used market data provided by Watson Wyatt, Radford Consulting and Equilar, Inc. to obtain comparative information about the levels and forms of compensation that companies of comparable size award to executive officers in comparable positions.

        When making recommendations to the compensation committee regarding executive compensation for our executive officers, management considered:

  •
  direct industry competitors such as Expedia, Inc. and priceline.com Incorporated;

  •
  non-industry competitors with which we commonly compete for talent;

  •
  companies of a similar size, based on market capitalization, enterprise value, revenue and other factors; and

  •
  data from recent proxy statements and other SEC filings for certain executive officer positions.

        The equity awards granted to our executive officers in connection with our initial public offering were determined by the Travelport board of directors and its compensation committee. Travelport and our management, in making its recommendations to the compensation committee, used the equity compensation utilization at peer companies when determining the types and terms of awards granted under our equity compensation program. For purposes of establishing our equity compensation peer group for fiscal year 2007, companies in technology, travel and/or e-commerce businesses with which we compete for talent at both the executive officer and non-executive employee levels were used. Periodically, management and the compensation committee re-examine peer group companies to ensure their selection continues to be relevant. Changes in the peer group may be considered based on changes in ownership, size, business structure, market capitalization, enterprise value and revenue among other factors. The compensation committee approves all changes to the peer group. The equity compensation peer group for fiscal year 2007 was as follows (based on data available at the time the peer group was established):*

COMPANY NAME	TICKER	REVENUE (Dollars in milions)	CURRENT MKT CAP (Dollars in milions)	TOTAL ASSETS (Dollars in milions)
Activision Inc.	ATVI	$1,513.0	$7,707.3	$1,793.9
Acxiom Corporation	ACXM	$1,395.1	$844.1	$1,655.9
Adobe Systems Incorporated	ADBE	$2,575.3	$19,822.4	$5,962.5
Alaska Air Group, Inc.	ALK	$3,334.4	$860.0	$4,077.1
BEA Systems, Inc.	BEAS	$1,402.3	$7,562.7	$2,398.8
Business Objects S.A.	BOBJ	$1,253.8	$6,021.1	$2,495.0
Cadence Design Systems, Inc.	CDNS	$1,483.9	$3,935.4	$3,442.8
Checkpoint Systems, Inc.	CKP	$687.8	$917.7	$781.2
CMGI, Inc.	CMGI	$1,143.0	$582.6	$819.1
CNET Networks Inc.	CNET	$387.4	$1,242.7	$433.8
Compuware Corporation	CPWR	$1,213.0	$2,175.1	$2,029.4
E Trade Financial Corporation	ETFC	$2,774.7	$1,733.0	$53,739.3
Earthlink, Inc.	ELNK	$1,301.3	$707.5	$968.0
Ebay Inc.	EBAY	$5,969.7	$36,315.2	$13,494.0
Expedia, Inc.	EXPE	$2,237.6	$6,032.4	$8,269.2
Getty Images, Inc.	GYI	$806.6	$1,506.7	$1,714.4
Google Inc.	GOOG	$10,604.9	$133,383.2	$18,473.4
GSI Commerce, Inc.	GSIC	$609.6	$747.8	$463.6
Infospace, Inc.	INSP	$371.7	$306.0	$765.8
Monster Worldwide, Inc.	MNST	$1,116.7	$3,379.5	$1,969.8
Netflix, Inc.	NFLX	$996.7	$1,413.2	$608.8
Novell, Inc.	NOVL	$967.3	$2,167.8	$2,449.7
priceline.com Incorporated	PCLN	$1,123.1	$4,009.2	$1,105.6
RealNetworks, Inc.	RNWK	$395.3	$783.1	$1,303.4
Sabre Holdings Corporation	TSG	$2,823.8	$4,382.0	$4,282.4
Starwood Hotel & Resorts Worldwide, Inc.	HOT	$5,979.0	$8,469.6	$9,280.0
Synopsys, Inc.	SNPS	$1,095.6	$3,386.0	$2,157.8
Take-Two Interactive Software, Inc.	TTWO	$1,037.8	$1,163.3	$868.8
United Online, Inc.	UNTD	$522.7	$724.8	$503.0
Verisign, Inc.	VRSN	$1,575.2	$7,161.1	$3,974.3
Webex Communications Inc.	WEBX	$380.0	$2,867.9	$516.3

*
Data from Equilar, Inc., an executive compensation research firm (http://www.equilar.com). Data shown may not be current as of the date of this Proxy Statement based on the timing of our establishing the peer group and differences in the fiscal year ends of the companies comprising the peer group.

        Prior to our initial public offering in July 2007, the compensation for all of our executive officers (other than Ms. Williams) was determined by the Travelport board of directors and its compensation committee.

Section 162(m)

        Favorable accounting and tax treatment of the various elements of our compensation program is an important consideration in its design, but it is not the sole consideration. Section 162(m) of the Code limits the deductibility of certain items of compensation paid to certain named executive officers to $1,000,000 annually, unless the compensation qualifies as "performance-based compensation" or is otherwise exempt under Section 162(m). To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a policy that all compensation must be deductible. While we consider the potential impact of Section 162(m) on our compensation decisions, we may approve compensation for an executive officer that does not meet the deductibility requirements of Section 162(m) in order to maintain competitive compensation packages and attract talented leaders.

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation earned by each of our named executive officers for fiscal year 2007.

Name & Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(4)	Total ($)
Steven D. Barnhart Chief Executive Officer and President	2007 2006		426,923 256,488	— 399,456	603,184 1,391,598	638,695 —	617,115 195,062	117,781 46,220	2,403,698 2,288,824
Marsha C. Williams Senior Vice President, Chief Financial Officer	2007 2006	(5)	203,077 —	— —	— —	482,867 —	97,477 —	— —	783,421 —
Michael J. Nelson Senior Vice President, Chief Operating Officer	2007 2006		299,545 257,155	— 384,359	251,339 861,776	190,021 —	232,400 137,678	218,311 362,140	1,191,616 2,003,108
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer(6)	2007 2006		301,703 267,835	10,000 210,750	286,388 861,776	219,541 —	246,865 157,644	66,268 2,395	1,130,765 1,500,400
Katherine J. Andreasen Senior Vice President of Human Resources	2007 2006	(7)	257,516 —	— —	290,731 —	60,359 —	257,293 —	77,200 —	943,099 —
Bahman Koohestani Former Chief Information Officer	2007 2006		289,203 266,477	— 227,960	492,553 861,776	482,592 —	246,630 156,917	790,005 85,337	2,300,983 1,598,467

(1)
Amounts shown include deferrals made by the executive officer to the Orbitz Worldwide, Inc. Employee Savings Plan (our qualified 401(k) retirement plan) and to the Travelport Americas, Inc. Officer Deferred Compensation Plan.

(2)
For fiscal year 2006, the amounts shown reflect retention and sale bonuses awarded in fiscal year 2006, and paid in January 2007 and August 2007, including amounts that were rolled over to purchase Travelport equity interests.

(3)
The amounts shown reflect the compensation cost of the awards, before reflecting estimated forfeitures, over the requisite service period, as described in Statement of Financial Accounting Standards No. 123R, "Share-Based Payments," except for amounts shown for fiscal year 2007 for Mr. Koohestani, which reflect actual forfeitures in connection with his departure from the Company. The assumptions we used in valuing these awards are described in Note 12, "Equity-Based Compensation," to our Consolidated Financial Statements included in our Annual Report.

(4)
Amounts reported in the "All Other Compensation" column consist of the following:

Name & Principal Position	Year		401(k) Match ($)	Financial Planning and Tax Prep. ($)	Car Benefits & Parking ($)	Housing, Commuting or Relocation ($)	Tax Gross Up ($)	Retention Bonus ($)	Gym Membership ($)	Deferred Comp. Employer Contribs ($)	Special Cash Payment ($)		Total ($)
Steven D. Barnhart Chief Executive Officer and President	2007 2006		15,500 15,389	4,009 1,985	18,295 3,996	— —	— 829	37,500 —	650 324	41,827 8,939	— 14,758(A	)	117,781 46,220
Marsha C. Williams Senior Vice President, Chief Financial Officer	2007 2006		— —	— —	— —	— —	— —	— —	— —	— —	— —		— —
Michael J. Nelson Senior Vice President, Chief Operating Officer	2007 2006	(B)	15,500 15,429	3,273 18,618	12,783 29,047	110,439 198,840	58,632 83,028	— —	650 325	17,034 7,480	— 9,373(A	)	218,311 362,140
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer	2007 2006		13,548 —	3,141 —	5,400 2,314	— —	— 81	35,000 —	650 —	8,529 —	— —		66,268 2,395
Katherine J. Andreasen Senior Vice President of Human Resources	2007 2006		13,500 —	3,598 —	9,014 —	— —	4,737 —	35,000 —	650 —	15,438 —	— —		77,200 —
Bahman Koohestani Former Chief Information Officer	2007 2006		— —	— 1,708	2,831 —	56,170 30,079	— —	35,000 —	379 —	— —	695,625(C 53,550(A	) )	790,005 85,337
  (A)
  Represents a payment from Cendant Corporation ("Cendant") in connection with the separation of Travelport from Cendant in 2006 in consideration of foregoing an extension of the exercise period of Cendant stock options.

  (B)
  Mr. Nelson was assigned to the United Kingdom through December 18, 2006, and therefore received some of these benefits due to being an expatriate.

  (C)
  In connection with his departure from the Company, on December 7, 2007, we entered into an agreement and general release with Mr. Koohestani providing for this payment.

(5)
Compensation for fiscal year 2006 is not reported because Ms. Williams was not employed by us in that year.

(6)
On February 15, 2008, Ms. Wagner stepped down from her position as our Chief Marketing Officer.

(7)
Compensation for fiscal year 2006 is not reported because Ms. Andreasen was not one of our named executive officers in that year.

Grants of Plan-Based Awards During Fiscal Year 2007

        The table below sets forth specific information with respect to each grant of an award made under any of our plans to our named executive officers during fiscal year 2007.

All Other Option Awards: Number of Securities Underlying Options (#)
Grant Date Fair Value of Stock and Option Awards ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock Or Units (#)		Exercise or Base Price of Option Awards ($/Sh)(2)	Closing Price of Stock on Date of Grant ($/Sh)(3)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Steven D. Barnhart Chief Executive Officer and President	Stock options Restricted stock units(1) Restricted stock(1) Stock options(1) Non-equity incentive plan	7/18/2007 7/18/2007 7/18/2007 7/18/2007 —	— — — — —	— — — — 427,100	— — — — 832,845	— 148,973 23,440 — —	532,725 — — 188,777 —	15.00 — — 15.00 —	14.50 — — 14.50 —	2,322,426 1,180,850 124,078 893,898 —
Marsha C. Williams Senior Vice President, Chief Financial Officer	Stock options Non-equity incentive plan	7/18/2007 —	— —	— 176,000	— 343,200	— —	608,828 —	15.00 —	14.50 —	2,654,199 —
Michael J. Nelson Senior Vice President, Chief Operating Officer	Stock options Restricted stock units(1) Restricted stock(1) Stock options(1) Restricted stock units Non-equity incentive plan	7/18/2007 7/18/2007 7/18/2007 7/18/2007 12/13/2007 —	— — — — — —	— — — — — 211,470	— — — — — 412,367	— 78,069 12,785 — 29,138 —	91,324 — — 102,682 — —	15.00 — — 15.00 — —	14.50 — — 14.50 — —	398,129 567,576 67,677 486,220 149,926 —
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer	Stock options Restricted stock units(1) Restricted stock(1) Stock options(1) Non-equity incentive plan	7/18/2007 7/18/2007 7/18/2007 7/18/2007 —	— — — — —	— — — — 196,365	— — — — 382,912	— 78,069 12,785 — —	91,324 — — 101,739 —	15.00 — — 15.00 —	14.50 — — 14.50 —	398,129 567,576 67,677 481,755 —
Katherine Andreason Senior Vice President of Human Resources	Stock options Restricted stock units(1) Non-equity incentive plan	7/18/2007 7/18/2007 —	— — —	— — 166,155	— — 324,002	— 108,209 —	76,104 — —	15.00 — —	14.50 — —	331,777 964,872 —
Bahman Koohestani Former Chief Information Officer	Stock options Restricted stock units(1) Restricted stock(1) Stock options(1) Non-equity incentive plan	7/18/2007 7/18/2007 7/18/2007 7/18/2007 —	— — — — —	— — — — 196,365	— — — — 382,912	— 78,069 12,785 — —	91,324 — — 101,739 —	15.00 — — 15.00 —	14.50 — — 14.50 —	398,129 567,576 67,677 481,755 —

(1)
Issued in conversion of certain unvested Travelport equity awards held at the time of our initial public offering.

(2)
The exercise price of our stock option awards generally is determined as the average of the high and low sales price of our common stock for the last preceding date on which there was a sale; however, the stock options granted to our named executive officers in fiscal year 2007 had an exercise price equal to the initial public offering price per share of our common stock ($15.00).

(3)
Represents the closing sales price of our common stock on July 20, 2007 (the first day shares of our common stock were publicly traded).

        Stock Options.    The exercise price of stock options is equal to the fair market value of the underlying stock on the date of grant. All stock options expire ten years from the grant date. The stock options granted as additional compensation to our executive officers who held unvested Travelport equity awards as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and will become fully vested on May 2010. All other stock options granted vest annually over a four-year period. The fair value of stock options on the date of grant is amortized on a straight-line basis over the service period during which they are expected to vest.

        Restricted Stock Units.    The restricted stock units granted upon conversion of certain unvested Travelport equity awards as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and will become fully vested on May 2010. All other restricted stock units granted in fiscal year 2007 cliff vest at the end of either a two-year or three-year period or vest annually over a four-year period. The fair value of restricted stock units on the date of grant is amortized on a straight-line basis over the service period during which they are expected to vest.

        Restricted Stock.    Shares of restricted stock granted upon conversion of the Travelport Class B partnership interests held by certain of our executive officers as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and will become fully vested on May 2010. The fair value of restricted stock on the date of grant is amortized on a straight-line basis over the service period during which they are expected to vest.

Outstanding Equity Awards at 2007 Fiscal Year End

        The table below includes certain information with respect to stock options, restricted stock units and restricted stock previously awarded to our named executive officers that were outstanding as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)
Steven D. Barnhart Chief Executive Officer and President	26,695		694,807	15.00	7/18/2017	148,031	1,258,264
Marsha C. Williams Senior Vice President, Chief Financial Officer	—		608,828	15.00	7/18/2017	—	—
Michael J. Nelson Senior Vice President, Chief Operating Officer	14,521		179,485	15.00	7/18/2017	107,144	910,724
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer	14,387		178,676	15.00	7/18/2017	78,006	663,051
Katherine J. Andreasen Senior Vice President of Human Resources	—		76,104	15.00	7/18/2017	92,907	789,710
Bahman Koohestani Former Chief Information Officer	72,159	(3)	—	15.00	12/7/2008	—	—

(1)
As described under "Grant of Plan-Based Awards During Fiscal Year 2007" above:

•
The stock options granted as additional compensation to our executive officers who held unvested Travelport equity awards as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and will become fully vested on May 2010; any exerciseable stock options shown in the table above relate to those awards.

•
All other stock options granted in fiscal year 2007 vest annually over a four-year period; none of those stock options were vested as of December 31, 2007.

(2)
Amounts shown in this column are calculated by multiplying $8.50, the closing sales price of our common stock on December 31, 2007, by the number of shares that have not vested. As described under "Grant of Plan-Based Awards During Fiscal Year 2007" above:

•
The restricted stock units granted upon conversion of certain unvested Travelport equity awards as of the date of our initial public offering and the shares of restricted stock granted upon conversion of the Travelport Class B partnership interests held by certain of our executive officers as of the date of our initial public offering vested 5.555% in August 2007, will vest an additional 8.586% on each subsequent November, February, May and August through February 2010, and become fully vested on May 2010.

•
The other restricted stock units granted to our named executive officers in fiscal year 2007 vest annually over a four-year period.

(3)
Includes 57,772 stock options that vested in connection with Mr. Koohestani's departure from our Company pursuant to the terms of the award agreements governing those awards.

Option Exercises and Stock Vested in Fiscal Year 2007

        The table below includes certain information with respect to vesting of restricted stock and restricted stock units for our named executive officers during fiscal year 2007. No stock options were exercised by any of the named executive officers during fiscal year 2007.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Steven D. Barnhart Chief Executive Officer and President	24,382	233,378
Marsha C. Williams Senior Vice President, Chief Financial Officer	—	—
Michael J. Nelson Senior Vice President, Chief Operating Officer	12,848	122,977
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer	12,848	122,977
Katherine J. Andreasen Senior Vice President of Human Resources	15,302	146,466
Bahman Koohestani(1) Former Chief Information Officer	44,051	424,710

(1)
Includes 26,812 restricted stock units and 4,391 shares of restricted stock that vested in connection with Mr. Koohestani's departure from our Company pursuant to the terms of the award agreements governing those awards.

        In addition, the table below includes certain information with respect to vesting of Travelport restricted equity units during fiscal year 2007.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Steven D. Barnhart Chief Executive Officer and President	163,653	212,138
Marsha C. Williams Senior Vice President, Chief Financial Officer	—	—
Michael J. Nelson Senior Vice President, Chief Operating Officer	70,622	70,622
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer	70,622	70,662
Katherine J. Andreasen Senior Vice President of Human Resources	52,966	52,966
Bahman Koohestani Former Chief Information Officer	70,622	70,622

(1)
Because Travelport is not a public company, the value realized on vesting is based on the grant date fair value of the Travelport equity awards as determined by Travelport.

Pension Benefits in Fiscal Year 2007

        None of our named executive officers participated in fiscal year 2007, or currently participates, in a defined benefit plan sponsored by us or any of our subsidiaries.

Non-Qualified Deferred Compensation in Fiscal Year 2007

        All amounts shown in the table below relate to amounts deferred under the Travelport Americas, Inc. Officer Deferred Compensation Plan (the "Travelport Plan"), which permitted certain executive officers to defer salary, bonus and commission compensation. Travelport matched employee contributions under the plan up to 6% of salary, bonus and commissions. Under the Travelport Plan, a participant could elect a single lump-sum payment of his or her account or could elect payments over time. However, in the event of a change of control of Travelport (as defined in the Travelport Plan), the participant's entire account balance will be paid in a single lump-sum. Following our separation from Travelport, we no longer offer a deferred compensation plan for our executive officers or non-executive employees.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance At Last Fiscal Year End ($)(2)
Steven D. Barnhart Chief Executive Officer and President	47,827	41,827	(1,443)	—	96,334
Marsha C. Williams Senior Vice President, Chief Financial Officer(3)	—	—	—	—	—
Michael J. Nelson Senior Vice President, Chief Operating Officer	17,034	17,034	(1)	—	40,298
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer	8,529	8,529	(804)	—	16,255
Katherine J. Andreasen Senior Vice President of Human Resources	25,729	15,438	(181)	—	47,929
Bahman Koohestani Former Chief Information Officer	—	—	—	—	—

(1)
Amounts shown in this column are included in the "Summary Compensation Table" above in the "Salary" or "Non-Equity Incentive Plan Compensation" column.

(2)
The following amounts were included in the "All Other Compensation" column of the "Summary Compensation Table" as deferred compensation employer contributions for fiscal year 2006: $8,939 for Mr. Barnhart and $7,480 for Mr. Nelson.

(3)
Based on her date of hire, Ms. Williams was not eligible to defer amounts under the Travelport Plan.

Potential Payments Upon Termination of Employment

        The following table discloses potential payments and benefits under our compensation and benefit plans and other employment arrangements to which our named executive officers would be entitled upon a termination of their employment, assuming the termination of employment occurred on December 31, 2007. Mr. Koohestani is not included in the table below as he stepped down from his position as our Chief Information Officer prior to the last day of fiscal year 2007.

Name and Principal Position	Voluntary Resignation ($)		By Company For Cause ($)		By Company Without Cause or by Executive Upon Constructive Termination ($)		Change in Control ($)		Change in Control with Constructive Termination ($)		Disability or Death ($)
Steven D. Barnhart Chief Executive Officer and President Cash payments Accelerated Equity Awards Continued Perquisites/Benefits Total	250,000 — — 250,000	(1)	250,000 — — 250,000	(1)	2,250,000 503,302 37,213 2,790,515	(2) (3)	— 1,258,264 — 1,258,264	(4)	2,250,000 1,258,264 37,213 3,545,477	(2) (4)	250,000 377,477 — 627,477	(1) (6)
Marsha C. Williams Senior Vice President, Chief Financial Officer Cash payments Accelerated Equity Awards Continued Perquisites/Benefits Total	176,000 — — 176,000	(1)	176,000 — — 176,000	(1)	968,000 — 33,960 1,001,960	(5) (3)	— — — —	(4)	968,000 — 33,960 1,001,960	(5)	— — — —
Michael J. Nelson Senior Vice President, Chief Operating Officer Cash payments Accelerated Equity Awards Continued Perquisites/Benefits Total	— — — —		— — — —		743,750 327,144 47,213 1,118,107	(5) (3)	— 910,724 — 910,724	(4)	743,750 910,724 47,213 1,701,687	(5) (4)	— — — —
Randy Susan Wagner Former Senior Vice President, Chief Marketing Officer Cash payments Accelerated Equity Awards Continued Perquisites/Benefits Total	— — — —		— — — —		690,625 265,226 36,073 991,924	(5) (3)	— 663,051 — 663,051	(4)	690,625 663,051 36,073 1,389,749	(5) (4)	— — — —
Katherine J. Andreasen Senior Vice President of Human Resources Cash payments Accelerated Equity Awards Continued Perquisites/Benefits Total	— — — —		— — — —		584,375 315,886 41,082 941,343	(5) (3)	— 789,710 — 789,710	(4)	584,375 789,710 41,082 1,415,167	(5) (4)	— — — —

(1)
Pursuant to the terms of the executive officer's employment agreement, this amount represents a bonus for the second half of fiscal year 2007.

(2)
Pursuant to the terms of Mr. Barnhart's employment agreement, this amount represents (a) 24 months' base salary, (b) a bonus for the second half of fiscal year 2007 prorated through the date of termination (in this case assumed to be December 31, 2007) and (c) target annual bonus for two years.

(3)
This amount represents one year of forward vesting of restricted stock units, restricted stock and stock options. We have assumed, however, that no exercise of these vested stock options would have been made based on the sales price of our common stock on December 31, 2007.

(4)
This amount represents forward vesting of all restricted stock units, restricted stock and stock options. We have assumed, however, that no exercise of these vested stock options would have been made based on the sales price of our common stock on December 31, 2007.

(5)
Pursuant to the terms of executive officer's employment or letter agreement, this amount represents (a) 12 months' base salary, (b) a prorated bonus for the second half of fiscal year 2007 prorated through the date of termination (in this case assumed to be December 31, 2007) and (c) a target annual bonus.

(6)
This amount represents three quarters of forward vesting of restricted stock units and stock options. We have assumed, however, that no exercise of these vested stock options would have been made based on the sales price of our common stock on December 31, 2007.

        Accrued Pay and Regular Retirement Benefits.    The amounts shown in the table above do not include any payments or benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon a termination of employment. These include:

  •
  Accrued salary, earned but unpaid bonus and, if applicable, accrued and unused vacation time, and

  •
  Distributions of plan balances under our 401(k) plan and Travelport's non-qualified deferred compensation plan.

        Continuation of Health, Welfare and Other Benefits.    The amounts shown in the table above represent the present value of coverage for the applicable period following a covered termination equivalent to our current active employee medical, dental, life, long-term disability insurance, and other covered benefits.

        Excise Tax Gross-Up.    Upon a change in control as defined in Section 280G of the Code and the treasury regulations issued thereunder, employees may be subject to certain excise taxes. We do not indemnify or reimburse any of our executive officers for any such amounts.

Employment and Severance Arrangements

        In connection with our initial public offering, Travelport or the Company entered into new employment agreements and/or amended existing employment agreements with our executive officers as follows:

Steven D. Barnhart

        Compensation, Term.    Mr. Barnhart's employment agreement expires on September 26, 2009. It provides for automatic one-year renewal periods upon the expiration of the initial term or any subsequent term, unless either party provides the notice of non-renewal at least 120 days prior to the end of the then-current term. His agreement also includes a provision for the payment of an annual base salary subject to increases, if any, as may be determined from time to time in the sole discretion of the board. Mr. Barnhart is currently eligible for a target annual bonus, based upon the achievement of certain financial performance criteria, of 100% of annual base salary.

        Severance Terms.    The terms of the employment agreement for Mr. Barnhart establish that, if he is terminated by us without cause or resigns as a result of constructive termination (described below), he will continue to receive his then annual base salary and target annual bonus in accordance with our normal payroll practices for a period of up to twenty-four months. In addition, he will receive his then accrued rights, a pro rata portion of his then annual bonus for the year of termination, payable when otherwise paid to executive officers for that year, and any vesting of any equity-based awards to the extent provided for in the award agreements.

        Cause.    Cause is defined in the employment agreement for Mr. Barnhart and includes the following:

  •
  his failure substantially to perform his duties for a period of 10 days following receipt of written notice from us of such failure;

  •
  theft or embezzlement of our property or dishonesty in the performance of his duties;

  •
  conviction which is not subject to routine appeals of right or a plea of "no contest" for (x) a felony under the laws of the United States or any state thereof or (y) a crime involving moral turpitude for which the potential penalty includes imprisonment of at least one year;

  •
  his willful malfeasance or willful misconduct in connection with his duties or any act or omission which is materially injurious to our financial condition or business reputation; or

  •
  his breach of the restrictive covenants in his employment agreement.

        Constructive Termination.    Constructive termination is defined in the employment agreement for Mr. Barnhart and includes the following:

  •
  any material reduction in annual base salary or target annual bonus (excluding any change in value of equity incentives or a reduction affecting substantially all similarly-situated executive officers);

  •
  our failure to pay compensation or benefits when due, when such failure is not cured within 30 days following our receipt of written notice from the executive officer describing the event that he believes provides for constructive termination;

  •
  the primary business office of Mr. Barnhart being relocated by more than 50 miles; or

  •
  our election not to renew the initial employment term or any subsequent extension of the employment term (except as a result of the executive officer reaching retirement age, as determined by our policy).

        A material and sustained diminution in Mr. Barnhart's responsibilities from the date of our initial public offering will also constitute a constructive termination.

        Any of the events described above will be a constructive termination only if we fail to cure the event within 30 days after receipt from Mr. Barnhart of written notice of the event that he believes constitutes a constructive termination. In addition, a constructive termination shall cease to exist for an event on the 60th day following the later of its occurrence or Mr. Barnhart's knowledge of the event, unless Mr. Barnhart has given us written notice thereof prior to that date.

        Restrictive Covenants.    As a result of the restrictive covenants contained in his employment agreement, Mr. Barnhart has agreed not to disclose, or retain and use for his own benefit or benefit of another person our confidential information. Mr. Barnhart has also agreed not to directly or indirectly compete with us, not to solicit our employees, clients or contractors, engage in, or directly or indirectly manage, operate, or control or join our competitors, or interfere with our business, or advance the interest of any competitors, or use his status with us to obtain goods or services that would not be available in the absence of such a relationship with us or our affiliates. These restrictions are effective for a period of two years after employment with us has been terminated for any reason.

        In addition, Mr. Barnhart has agreed to grant us a perpetual, non-exclusive, royalty-free, worldwide, assignable and sublicensable license over all intellectual property rights that result from his work while employed with us.

Marsha C. Williams

        Compensation, Term.    The employment agreement for Ms. Williams ends on July 9, 2010. It provides for automatic one-year renewal periods upon the expiration of the initial term or any subsequent term, unless either party provides the notice of non-renewal at least 120 days prior to the end of the then current term. Her agreement also includes a provision for the payment of an annual base salary subject to increases, if any, as may be determined from time to time in the sole discretion of the board. Ms. William's will be eligible for a target annual bonus of 80% of annual base salary based upon the achievement of certain financial performance criteria.

        Severance Terms.    The terms of the employment agreement for Ms. Williams establish that if she is terminated by us without cause or resigns as a result of constructive termination (described below), she will continue to receive her then annual base salary and target annual bonus in accordance with our normal payroll practices for a period of up to twelve months. In addition, she will receive her then accrued rights, a pro rata portion of her then annual bonus for the year of termination, payable when otherwise paid to executive officers for that year, and any vesting of any equity-based awards to the extent provided for in the award agreements.

        Cause.    Cause is defined in the employment agreement for Ms. Williams and includes the following:

  •
  her failure substantially to perform her duties for a period of 10 days following receipt of written notice from us of such failure;

  •
  theft or embezzlement of Company property or dishonesty in the performance of her duties;

  •
  conviction which is not subject to routine appeals of right or a plea of "no contest" for (x) a felony under the laws of the United States or any state thereof or (y) a crime involving moral turpitude for which the potential penalty includes imprisonment of at least one year;

  •
  her willful malfeasance or willful misconduct in connection with her duties or any act or omission which is materially injurious to our financial condition or business reputation; or

  •
  her breach of the restrictive covenants in her employment agreement.

        Constructive Termination.    Constructive termination is defined in the employment agreement for Ms. Williams and includes the following:

  •
  any material reduction in annual base salary or target annual bonus (excluding any change in value of equity of equity incentives or a reduction affecting substantially all similarly situated executive officers);

  •
  our failure to pay compensation or benefits when due, when not cured within 30 days following our receipt of written notice from Ms. Williams describing the event that she believes provides for constructive termination;

  •
  the primary business office of Ms. Williams being relocated by more than 50 miles; or

  •
  our election not to renew the initial employment term or any subsequent extension of the employment term (except as a result of Ms. Williams reaching retirement age, as determined by our policy); or

  •
  a material and sustained diminution in Ms. Williams' responsibilities.

        Any of the events described above will be a constructive termination only if we fail to cure the event within 30 days after receipt from Ms. Williams of written notice of the event that she believes constitutes a constructive termination. In addition, a constructive termination shall cease to exist for an event on the 60th day following the later of its occurrence or Ms. Williams' knowledge of the event, unless Ms. Williams has given us written notice thereof prior to such date.

        Restrictive Covenants.    In the restrictive covenants contained in the proposed employment agreement, Ms. Williams will agree not to disclose, or retain and use for her own benefit or benefit of another person our confidential information. Ms. Williams will also agree not to directly or indirectly compete with us, not to solicit our employees, clients or contractors, engage in, or directly or indirectly manage, operate, or control or join our competitors, or interfere with our business, or advance the interest of any competitors, or use her status with us to obtain goods or services that would not be available in the absence of such a relationship with us or our affiliates. These restrictions will be effective for a period of one year after employment with us has been terminated for any reason. In addition, Ms. Williams will agree to grant us a perpetual, non-exclusive, royalty-free, worldwide, assignable and sublicensable license over all intellectual property rights that result from her work while employed with us.

Michael J. Nelson & Katherine J. Andreasen

        Effective August 13, 2007, we entered into a letter agreement with Mr. Nelson outlining certain terms and conditions of his employment with us. The agreement replaced prior agreements and includes a provision for the payment of an annual base salary of $325,000 and a target annual bonus of 75% of annual base salary based upon the achievement of certain financial performance criteria.

        Effective August 13, 2007, we entered into a letter agreement with Ms. Andreasen outlining certain terms and conditions of her employment with us. The agreement replaced prior agreements and includes a provision for the payment of an annual base salary of $275,000 and a target annual bonus of 75% of annual base salary based upon the achievement of certain financial performance criteria.

        Each of the two aforementioned letter agreements provides that in the event the executive officer's employment is terminated by us other than for cause; or he or she resigns as a result of a constructive termination (as described below) within one (1) year following a change of control (as defined in our Equity and Incentive Plan), and he or she executes (and does not revoke) a separation and general release agreement (waiving all claims against us) and a restrictive covenant agreement under which he or she agrees not to compete with us and not to solicit our employees and customers for a period of twelve months following his or her termination, the executive officer will receive a lump sum payment equal to one year of his or her then current base salary, a lump sum payment equal to his or her then current target annual bonus and a lump sum payment equal to his or her target annual bonus for the year in which his or her employment terminates (prorated based on the number of days he or she was employed by us during the year of termination) and provided he or she did not otherwise receive or was eligible to receive a bonus from us.

        "Cause" is defined in each of the letter agreements and includes the following:

  •
  failure substantially to perform his or her duties for a period of 10 days following receipt of written notice from us of such failure;

  •
  theft or embezzlement of our property or dishonesty in the performance of his or her duties;

  •
  an act or acts constituting a felony under the laws of the United States or any state thereof or a crime involving moral turpitude;

  •
  willful malfeasance or willful misconduct in connection with his or her duties or any act or omission that is materially injurious to our financial condition or business reputation; or

  •
  his or her breach of the restrictive covenants (as described below) in the agreement.

        "Constructive termination" is defined in each of the letter agreements and includes the following:

  •
  any material reduction in annual base salary or target annual bonus (excluding any change in value of equity incentives or a reduction affecting substantially all similarly situated executive officers);

  •
  our failure to pay compensation or benefits when due;

  •
  his or her primary business office being relocated by more than 50 miles; or

  •
  a material and sustained diminution to his or her duties and responsibilities as of the date of our initial public offering.

        Any of the events described above will constitute a constructive termination only if we fail to cure the event within 30 days after receipt by the board of written notice from the executive officer of the event that he or she believes constitutes a constructive termination. In addition, a constructive termination shall cease to exist for an event on the 60th day following the later of its occurrence or the executive officer's knowledge of the event, unless he or she has given us written notice thereof prior to such date.

        Each of the letter agreements also contains restrictive covenants whereby the executive officer has agreed not to: (1) use his or her status with us to obtain loans, goods or services on terms that would not be available to him or her in the absence of such a relationship with us; (2) advance the interest of any of our competitors; (3) engage in, or directly or indirectly manage, operate or control, or join or participate in, the management or control of a competitor; (4) interfere with our employees or affairs; (5) solicit our clients or employees; or (6) retain and use for his or her own benefit or the benefit of another person or disclose our confidential information. These restrictions are effective for a period of twelve months following the date the executive officer ceases to be employed by us for any reason. In addition, each executive officer has agreed to grant us a perpetual, non-exclusive, royalty-free, worldwide, assignable and sublicensable license to all intellectual property rights that result from his or her work while employed with us.

COMPENSATION COMMITTEE REPORT

        The compensation committee has reviewed and discussed the foregoing Compensation Discussion and Analysis, required by Item 402(b) of Regulation S-K, with management of the Company. Based on this review and discussion, we recommend to the board that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company's 2008 Annual Meeting of Shareholders.

Respectfully Submitted By:
The Compensation Committee
Jaynie Miller Studenmund, Chairperson

DIRECTOR COMPENSATION

        In connection with our initial public offering, compensation for our directors was determined by the Travelport board of directors and its compensation committee.

        Members of the board who are also our employees or employees of our subsidiaries are not compensated for their service on the board or any of its committees. In fiscal year 2007, our non-employee directors received a $100,000 annual equity grant—made in the form of deferred stock units ("DSUs") under the Orbitz Worldwide, Inc. Non-Employee Directors Deferred Compensation Plan (the "Non-Employee Directors Deferred Compensation Plan").

        DSUs are issued as restricted stock units under the Equity and Incentive Plan. DSUs granted in payment of director fees (as explained in further detail below) are granted on the date that the deferred fees would have otherwise been paid to the director. DSUs granted under the Non-Employee Directors Deferred Compensation Plan are immediately vested and non-forfeitable. The DSUs entitle the director to receive one share of our common stock for each deferred stock unit on the date that is 200 days immediately following the director's retirement or termination of service from the board, for any reason. The DSUs are issued as restricted stock units under the Equity and Incentive Plan. The number of DSUs granted to each director is calculated based on the "fair market value" of our common stock on the date of grant that the Non-Employee Directors Deferred Compensation Plan defines as the average of the high and low sales price of our common stock for the last preceding date on which there was a sale.

        In addition, our non-employee directors receive the following retainers:

  •
  all non-employee directors receive a retainer fee of $75,000 per annum;

  •
  the chair of the audit committee receives an additional annual retainer of $20,000, and members of the audit committee receive an additional annual retainer of $10,000; and

  •
  the chair of the compensation committee receives an additional annual retainer of $15,000, and members of the compensation committee receive an additional annual retainer of $7,500.

        All of the foregoing retainers are paid on a quarterly basis, and the retainer for the third quarter of fiscal year 2007 was prorated. All retainers are paid at least 50% in the form of DSUs with the remaining 50% paid in cash unless the non-employee director elected to receive all or part of the remaining 50% in the form of additional DSUs under the Non-Employee Directors Deferred Compensation Plan.

        Directors are also reimbursed for travel and related expenses incurred on our behalf.

Director Compensation for Fiscal Year 2007

        The following table details the total compensation for our non-employee directors for fiscal year 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jeff Clarke	—	132,877	132,877
Jill A. Greenthal	16,438	116,439	132,877
William J.G. Griffith, IV(2)	—	132,877	132,877
Paul C. Schorr, IV(3)	—	132,877	132,877
Jaynie Miller Studenmund(4)	—	143,836	143,836
David S. Weiss(5)	—	144,932	144,932

    (1)
    In lieu of receiving a portion of their retainers for fiscal year 2007 in cash, all of our non-employee directors except Ms. Greenthal elected to receive additional DSUs under the Non-Employee Directors Deferred Compensation Plan.

    (2)
    Compensation for Mr. Griffith is paid to TCV VI Management, L.L.C., of which Mr. Griffith is a member.

    (3)
    Compensation for Mr. Schorr is paid to Blackstone Management Partners V L.L.C., the investment advisor to certain of the entities invested in our Company, of which Mr. Schorr is a member.

    (4)
    The amounts shown for Ms. Studenmund reflect the additional retainer fee for chairing the compensation committee and for service as a member of the audit committee.

    (5)
    The amounts shown for Mr. Weiss reflect the additional retainer fee for chairing the audit committee and for service as a member of the compensation committee. Mr. Weiss resigned as a director in February 2008.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2007 with respect to shares of our common stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	2,560,676	$14.96	985,274
Equity compensation plans not approved by security holders	—	—	—
Total	2,560,676	$14.96	985,274

SECURITY OWNERSHIP

Security Ownership by Directors, Director Nominees and Named Executive Officers

        The following table sets forth, as of March 10, 2008, unless otherwise indicated, certain information with respect to the beneficial ownership of our common stock by our directors and nominees for director, each of our executive officers named in the Summary Compensation Table, and our executive officers and directors as a group. Shares are deemed to be beneficially owned by any person or group who has the power to vote or direct the vote or the power to dispose or direct the disposition of such shares, or who has the right to acquire beneficial ownership thereof within 60 days. Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to our common stock, except for restricted shares of our common stock owned by him or her. Except as otherwise noted, the address of each beneficial owner is: c/o Orbitz Worldwide, Inc., 500 West Madison Street, Suite 1000, Chicago, Illinois 60661.

Name of Beneficial Owner	Shares of Common Stock(1)(2)	Percent
Non-employee Directors and Director Nominees:
Jeff Clarke(3)	248,793	*
Richard P. Fox	—	—
Jill A. Greenthal(4)	46,133,089	55.5%
William J.G. Griffith, IV(5)	1,000,054	1.2%
Paul C. Schorr, IV(6)	46,147,989	55.5%
Jaynie Miller Studenmund	—	—
Named Executive Officers:
Katherine J. Andreasen	28,104	*
Steven D. Barnhart	133,828	*
Bahman Koohestani(7)	114,720	*
Michael J. Nelson	55,867	*
Randy Susan Wagner(8)	105,371	*
Marsha C. Williams	15,000	*
All directors and executive officers as a group (12 persons)(9):	701,683	*

*
Less than one percent.

(1)
For non-employee directors, does not include restricted stock units received in payment of director fees. Each restricted stock unit represents a right to receive one share of our common stock on the date which is 200 days immediately following the date upon which the holder's service as a member of the board terminates for any reason. The restricted stock units are immediately vested and non-forfeitable. As of March 10, 2008, the number of restricted stock units held by Ms. Greenthal, Ms. Studenmund and Mr. Clarke was 8,585.0196, 11,399.1325 and 10,273.4875, respectively. Restricted stock units that would have been otherwise granted to Messrs. Griffith and Schorr were granted to TCV VI Management, L.L.C. ("TCV VI"), in the case of Mr. Griffith, or to Blackstone Management Partners V L.L.C. ("BMP V"), in the case of Mr. Schorr. Messrs. Griffith and Schorr have previously disclaimed beneficial ownership of the restricted stock units held by TCV VI and BMP V, respectively, except to the extent of their pecuniary interest therein.

(2)
Includes 18,113 and 9,879 restricted shares held by Messrs. Barnhart and Nelson, respectively, as of March 10, 2008. Also includes shares that are subject to stock options that are exercisable within

  60 days of March 10, 2008 for Ms. Wagner and Messrs. Barnhart, Koohestani and Nelson to purchase 72,159, 42,903, 72,159 and 23,337 shares, respectively.

(3)
Mr. Clarke's address is c/o Travelport Limited, 400 Interpace Parkway, Building A, Parsippany, New Jersey 07054.

(4)
Represents 46,133,089 shares beneficially owned by Blackstone Management Associates (Cayman) V, L.P., a Cayman Islands limited partnership ("BMA"). Blackstone LR Associates (Cayman) V Ltd., a Cayman Islands company ("BLRA"), is the general partner of BMA and may also, therefore, be deemed to be the beneficial owner of such shares. Ms. Greenthal is a Senior Advisor in the Private Equity group of The Blackstone Group and as such may be deemed to share beneficial ownership of such shares. Each of Ms. Greenthal, BMA and BLRA disclaims beneficial ownership of the shares reported herein.

(5)
Includes 992,229 shares beneficially owned by TCV VI (Cayman), L.P. and 7,825 shares owned by TCV Member Fund (Cayman), L.P. (collectively, the "TCV Funds"). Mr. Griffith is a director of Technology Crossover Management VI (Cayman), Ltd., which is the general partner of each of the TCV Funds. Mr. Griffith is also a limited partner of Technology Crossover Management VI (Cayman), L.P. and TCV Member Fund (Cayman), L.P. Mr. Griffith disclaims beneficial ownership of the shares reported herein, except to the extent of his pecuniary interest in such shares.

(6)
Includes 14,860 shares owned directly by Mr. Schorr. Also includes 46,133,089 shares beneficially owned by BMA. BLRA is the general partner of BMA and may also, therefore, be deemed to be the beneficial owner of such shares. Mr. Schorr is a director of BLRA and as such may be deemed to share beneficial ownership of such shares. Each of BMA, BLRA and Mr. Schorr disclaim beneficial ownership of the shares reported herein.

(7)
On December 7, 2007, Mr. Koohestani stepped down from his position as our Chief Information Officer, and as a result, the number of shares shown in the table above reflects his beneficial ownership of our common stock as of December 7, 2007.

(8)
On February 15, 2008, Ms. Wagner stepped down from her position as our Chief Marketing Officer, and as a result, the number of shares shown in the table above reflects her beneficial ownership of our common stock as of February 15, 2008.

(9)
Includes 27,992 restricted shares and 210,558 shares that are subject to stock options that are exercisable within 60 days of March 10, 2008 held by all directors and executive officers as a group. Shares beneficially owned, directly or indirectly, by BMA, BLRA and the TCV Funds have been excluded for purposes of the presentation of directors and executive officers as a group. See footnote (1) to the table "Security Ownership by Certain Other Beneficial Owners" below for additional information on the beneficial ownership of BMA and BLRA.

Security Ownership by Certain Other Beneficial Owners

        The following table sets forth, as of March 10, 2008, unless otherwise indicated, certain information with respect to the beneficial ownership of our common stock by persons known by us to beneficially own more than 5% of the outstanding shares of our common stock.

Name of Beneficial Owner	Shares of Common Stock	Percent
Affiliates of The Blackstone Group(1)	46,133,089	55.5%
PAR Investment Partners, L.P.(2)	11,264,338	13.5%
Wellington Management Company, LLP(3)	6,361,709	7.6%
Morgan Stanley(4)	4,326,849	5.2%

(1)
Based solely on a Schedule 13G filed with the SEC on February 14, 2008. TDS Investor (Luxembourg) S.à r.l., a Luxembourg company ("Luxco"), directly owns 39,792,148 shares of our common stock. TDS Investor (Cayman) L.P., a Cayman Islands limited partnership ("TDS Cayman"), directly owns 159,164 shares of our common stock. TDS Cayman, through its wholly-owned subsidiaries, indirectly owns Luxco and may be deemed to be the beneficial owner of 39,951,312 shares of our common stock. The BCP Funds (as defined below), the Blackstone Funds (as defined below) and Blackstone Family Investment Partnership (Cayman) V-SMD L.P. (collectively, the "Blackstone LPs") together directly own 6,181,777 shares of our common stock, of which 5,000,269 shares are directly owned by Blackstone Capital Partners (Cayman) V L.P., a Cayman Islands limited partnership ("BCP"). TDS Investor (Cayman) GP Ltd., a Cayman Islands company ("TDS Cayman GP"), is the general partner of TDS Cayman. Blackstone Capital Partners (Cayman) V L.P., BCP (Cayman) V-S L.P. and BCP V Co-Investors (Cayman) L.P. (collectively, the "BCP Funds"), Blackstone Family Investment Partnership (Cayman) V L.P. and Blackstone Participation Partnership (Cayman) V L.P. (collectively, the "Blackstone Funds") and Blackstone Family Investment Partnership (Cayman) V-SMD L.P. collectively have voting control over TDS Cayman GP and collectively have investment and voting control over the shares of our common stock that are directly and indirectly owned by TDS Cayman. Blackstone Management Associates (Cayman) V L.P., a Cayman Islands limited partnership ("BMA"), is a general partner of each of the BCP Funds. Blackstone LR Associates (Cayman) V Ltd., a Cayman Islands company ("BLRA"), is general partner of BMA and each of the Blackstone Funds. As a general partner of TDS Cayman, TDS Cayman GP may be deemed to be a beneficial owner of 39,951,312 shares of our common stock. As a general partner of each of the BCP Funds, BMA may be deemed to be a beneficial owner of 46,133,089 shares of our common stock. As a general partner of the Blackstone Funds and BMA, BLRA may also be deemed to be a beneficial owner of such shares. Peter G. Peterson and Stephen A. Schwarzman are directors and controlling persons of BLRA and, as such, may be deemed to be beneficial owners of such shares. Each of TDS Cayman, TDS Cayman GP, the Blackstone LPs, BMA, BLRA and Messrs. Peterson and Schwarzman disclaims beneficial ownership of any shares of our common stock reported herein. The address of the business office of each of Luxco and TDS Cayman is c/o Travelport Limited, 400 Interpace Parkway, Building A, Parsippany, New Jersey 07054. The address of the business office of each of TDS Cayman GP, BCP, BMA, BLRA and Messrs. Peterson and Schwarzman is c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154.

(2)
Based solely on a Form 4 filed with the SEC on March 13, 2008. Represents shares held directly by PAR Investment Partners, L.P. ("PIP"). PAR Group, L.P. ("PAR Group") is the general partner of PIP. PAR Capital Management, Inc. ("PCM") is the general partner of PAR Group. Each of PAR Group and PCM disclaims beneficial ownership of such shares. The address of PAR Investment Partners, L.P. is One International Place, Suite 2400, Boston, Massachusetts 02110.

(3)
Based solely on a Schedule 13G filed with the SEC on February 14, 2008. Represents shares of our common stock owned of record by clients of Wellington Management Company, LLP ("Wellington Management"). Wellington Management, in its capacity as investment adviser, has shared voting power with respect to 4,902,609 shares and shared dispositive power with respect to 6,243,209 shares. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(4)
Based solely on a Schedule 13G filed with the SEC on February 14, 2008. Reflects shares beneficially owned by certain operating units (collectively, the "MS Reporting Units") of Morgan Stanley and its subsidiaries and affiliates (collectively, "MS") and does not include shares, if any, beneficially owned by any operating units of MS whose ownership of securities is disaggregated from that of the MS Reporting Units in accordance with SEC Release No. 34-39538. The address of Morgan Stanley is 1585 Broadway, New York, New York 10036.

PROPOSAL 2

APPROVAL OF THE ORBITZ WORLDWIDE, INC. PERFORMANCE-BASED
ANNUAL INCENTIVE PLAN

        At the Annual Meeting, our shareholders will be asked to approve the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan (the "AIP"). The compensation committee previously adopted the AIP, and the board has recommended it for shareholder approval. Pursuant to its terms, the AIP will terminate if it is not approved by our shareholders at the Annual Meeting. Shareholder approval of the AIP is being sought to qualify awards granted under the AIP as performance-based compensation that is exempt from the $1 million deduction limit under Section 162(m) of the Code. No additional advance approval of the AIP will be required for purposes of Section 162(m) of the Code unless the compensation committee changes the material terms of the AIP. Fiscal year 2007 bonuses for our named executive officers are shown under "Executive Compensation—Summary Compensation Table" above. Amounts, if any, payable under the AIP for fiscal year 2008 and future years are dependent on performance and therefore are not determinable at this time.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the AIP. The AIP will be approved by our shareholders if the number of votes cast in favor of the AIP exceeds the number of votes cast against the AIP at the Annual Meeting.

        The following is a summary of the AIP, which is qualified in its entirety by reference to the AIP, a copy of which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. The summary is not intended to be a complete description of the terms of the AIP.

Material Features of the AIP

        Purpose.    The purpose of the AIP is to motivate performance and to advance our interests by linking a portion of the annual compensation paid to participants to the achievement of financial objectives and key performance indicators, while contributing to increased long-term shareholder value. The AIP provides annual bonuses designed to satisfy the conditions for performance-based compensation under Section 162(m) of the Code.

        Eligible Participants.    Eligible participants include all of our executive officers and our employees who have been selected by the compensation committee to participate in the AIP.

        Incentive Pool.    Under the AIP, the compensation committee will grant annual incentive award opportunities to eligible participants. Each annual incentive award will be paid out of an incentive pool established for a performance period designated by the compensation committee. The incentive pool as established by the compensation committee at the beginning of the performance period will equal a percentage of our EBITDA for the applicable performance period. We define EBITDA as earnings before interest, taxes, depreciation, and amortization.

        Individual Awards.    Within 90 days of the start of a performance period (or the date on which 25% of the performance period has elapsed, if earlier), the compensation committee will allocate a percentage of the incentive pool to each eligible participant. In no event may more than 50% of the total pool for a performance period be allocated to any one participant. A participant's allocation of the incentive pool is the maximum potential award for Code purposes. The actual award attributable to any performance period may be reduced before payment.

        Award Payment and Reduction.    At the end of each performance period, each participant's incentive award will be certified by the compensation committee based on the employee's allocated portion of the incentive pool and the attainment of specified performance measures. The compensation committee may reduce (but in no event may increase) the amount payable to any participant based upon financial and non-financial goals established by the compensation committee.

        Payment of any award shall be made in cash (or in stock or stock-based awards under the Equity and Incentive Plan).

        Administration.    The AIP will be administered by the compensation committee. Each member of the compensation committee is an "outside director" within the meaning of Section 162(m) of the Code. The compensation committee has the authority to interpret the AIP, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the AIP. The determinations of the compensation committee pursuant to its authority under the AIP shall be conclusive and binding.

        Amendment and Termination.    The compensation committee, subject to the approval of the board where required, may alter, amend, suspend or terminate the AIP at any time, but any amendment to the AIP shall be approved by our shareholders if approval is necessary for annual bonuses to continue qualifying as performance-based compensation under Section 162(m) of the Code.

        Certain Federal Income Tax Consequences.    All amounts paid pursuant to the AIP constitute taxable income to the employee when received. If a participant elects to defer a portion of the award, the participant may be entitled to defer the recognition of income. Generally, and subject to Section 162(m) of the Code, we will be entitled to a federal income tax deduction when amounts paid under the AIP are included in employee income. Subject to shareholder approval of the AIP, the failure of any aspect of the AIP to satisfy Section 162(m) of the Code shall not void any action taken by the compensation committee under the AIP.

        As stated above, the AIP is being submitted for shareholder approval at the Annual Meeting so that payments under the AIP can qualify for deductibility by us under Section 162(m) of the Code. However, shareholder approval of the AIP is only one of several requirements under Section 162(m) of the Code that must be satisfied for amounts payable under the AIP to qualify for the performance-based compensation exemption under Section 162(m) of the Code, and approval of the AIP by shareholders should not be viewed as a guarantee that all amounts paid under the AIP will in practice be deductible by us.

        The foregoing is only a summary of the effect of federal income taxation upon employees and us with respect to amounts paid pursuant to the AIP. It does not purport to be complete and does not discuss the tax consequences arising in the context of an employee's death or the income tax laws of any municipality, state or foreign country in which an employee's income or compensation may be taxable.

The board recommends a vote FOR approval of the AIP.

PROPOSAL 3

APPROVAL OF THE ORBITZ WORLDWIDE, INC. EQUITY AND
INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m)
OF THE INTERNAL REVENUE CODE AND APPROVAL OF AN AMENDMENT
INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

General

        At the Annual Meeting, our shareholders will be asked to approve the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the "Equity and Incentive Plan"), including approval of an amendment to the Equity and Incentive Plan, described below, increasing the number of shares available for issuance under the Equity and Incentive Plan. Shareholder approval of the Equity and Incentive Plan is being sought to qualify certain awards granted under the Equity and Incentive Plan as performance-based compensation that is exempt from the $1 million deduction limit under Section 162(m) of the Code. Amounts, if any, payable under the Equity and Incentive Plan for fiscal year 2008 and future years are not determinable at this time; awards made under the Equity and Incentive Plan during fiscal year 2007 to our named executive officers are set forth under "Executive Compensation—Grants of Plan-Based Awards During Fiscal Year 2007" above. No additional advance approval of the Equity and Incentive Plan will be required for purposes of Section 162(m) of the Code unless the compensation committee changes the material terms of the Equity and Incentive Plan.

        The amendment to the Equity and Incentive Plan increasing the number of shares available for issuance under the Equity and Incentive Plan was approved by the board on March 18, 2008, but is subject to shareholder approval. The Equity and Incentive Plan currently provides that 6,100,000 shares of our common stock are available for awards under the Equity and Incentive Plan, subject to adjustment. The amendment would increase the number of shares of our common stock available for awards under the Equity and Incentive Plan to 15,100,000 shares of our common stock, subject to adjustment.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the Equity and Incentive Plan, including the above-described amendment to the Equity and Incentive Plan. This Proposal 3 will be approved by our shareholders if, at the Annual Meeting, a quorum is present and a majority of the shares present in person or represented by proxy and entitled to vote on the proposal are voted in favor of the proposal.

        The following is a summary of terms of the Equity and Incentive Plan, as it is proposed to be amended. This summary is qualified in its entirety by reference to the complete text of the Equity and Incentive Plan, as proposed to be amended, which is attached as Appendix B to this Proxy Statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the Equity and Incentive Plan.

Material Features of the Equity and Incentive Plan

General

        The Equity and Incentive Plan provides for the grant of equity-based awards, including restricted stock, restricted stock units, stock options, stock appreciation rights and other equity-based awards to our directors, executive officers and other employees, advisors and consultants who are selected by the compensation committee for participation in the Equity and Incentive Plan. In addition, we may grant annual cash bonuses and long-term cash awards under this plan.

Administration

        The Equity and Incentive Plan is administered by the compensation committee, which has the authority, among other things, to determine who will be granted awards and all of the terms and conditions of the awards. The compensation committee is also authorized to determine to what extent an award may be settled, cancelled, forfeited or surrendered, to interpret the Equity and Incentive Plan and any awards granted thereunder and to make all other determinations necessary or advisable for the administration of the Equity and Incentive Plan. Where the vesting or payment of an award under the Equity and Incentive Plan is subject to the attainment of performance goals, the compensation committee is responsible for certifying that the performance goals have been attained. Neither the compensation committee nor the board has the authority under the Equity and Incentive Plan to reprice, or to cancel and re-grant, any stock option granted under the Equity and Incentive Plan, or to take any action that would lower the exercise, base or purchase price of any award granted under the Equity and Incentive Plan without first obtaining the approval of our shareholders.

Equity Incentive Programs

        The Equity and Incentive Plan places limits on the maximum amount of awards that may be granted to any participant in any plan year. Under the Equity and Incentive Plan, no participant may receive awards of stock options and stock appreciation rights that cover in the aggregate more than one million shares in any plan year. Additionally, no participant may receive awards of restricted stock, restricted stock units, deferred stock units, and other stock-based awards that cover in the aggregate more than one million shares in any plan year. The maximum number of shares of our common stock that may be covered by "incentive stock options" within the meaning of Section 422 of the Code may not exceed one million shares of our common stock. Shares issued under the Equity and Incentive Plan may be authorized but unissued shares or treasury shares.

        If any shares of our common stock subject to an award granted under the Equity and Incentive Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares of our common stock, or if shares of common stock are surrendered or withheld as payment of either the exercise price of an award or withholding taxes in respect of an award, those shares will again be available for awards under the Equity and Incentive Plan. In the event that the compensation committee determines that any corporate event, such as a stock split, reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the compensation committee will make those equitable adjustments as it deems necessary or appropriate to any or all of:

  •
  the number and kind of shares of our common stock or other property that may thereafter be issued in connection with future awards;

  •
  the number and kind of shares of our common stock or other property that may be issued under outstanding awards;

  •
  the exercise price or purchase price of any outstanding award;

  •
  the performance goals applicable to outstanding awards; and

  •
  the maximum number of shares of our common stock that can be issued to any one participant in any one year.

        The compensation committee determines all of the terms and conditions of equity-based awards under the Equity and Incentive Plan, including whether the vesting or payment of an award will be subject to the attainment of performance goals.

Performance Goals

        Equity-based awards under the Equity and Incentive Plan may be based on attainment of performance goals to be determined by the compensation committee at its discretion. The compensation committee may base performance goals on any one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable:

  •
  pre-tax income or after-tax income;

  •
  income or earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, royalties, or extraordinary or special items;

  •
  net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements;

  •
  earnings or book value per share (basic or diluted);

  •
  return on assets (gross or net), return on investment, return on capital, or return on equity;

  •
  return on net revenue;

  •
  cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

  •
  economic value created;

  •
  operating margin or profit margin;

  •
  stock price or total shareholder return;

  •
  income or earnings from continuing operations;

  •
  cost targets, reductions and savings, productivity and efficiencies; and

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

        The performance goals are expressed in terms of attaining a specified level of the particular criterion or an increase or decrease in the particular criterion, and may be applied to us or one of our subsidiaries or divisions or strategic business units or a combination thereof, or may be applied to our performance relative to a market index (including industry or general market indices), or group of other companies, all as determined by the compensation committee. The compensation committee will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events, in response to changes in laws or regulations or to account for extraordinary or unusual events.

        With respect to participants who are "covered employees" within the meaning of Section 162(m) of the Code, no payment may be made with respect to performance-based grants of equity awards prior to certification by the compensation committee that the applicable performance goals have been attained.

Stock Options and Stock Appreciation Rights

        The compensation committee will determine the terms and conditions of stock options and stock appreciation rights granted under the Equity and Incentive Plan, which will be set forth in the award agreement. Stock options granted under the Equity and Incentive Plan may be "incentive stock options," or non-qualified stock options. A stock appreciation right confers on the participant the right to receive an amount, in cash or shares of our common stock, equal to the excess of the fair market value of a share of our common stock on the date of exercise over the exercise price of the stock appreciation right, and may be granted alone or in tandem with another award. The exercise price of a stock option or stock appreciation right granted under the Equity and Incentive Plan will not be less than the fair market value of our common stock on the date of grant. The exercise price of a stock appreciation right granted in tandem with a stock option will be the same as the stock option to which the stock appreciation right relates. The vesting of a stock option or stock appreciation right will be subject to such conditions as the compensation committee may determine, which may include the attainment of performance goals.

Restricted Stock

        The compensation committee will determine the terms and conditions of awards of restricted stock granted under the Equity and Incentive Plan, which will be set forth in the award agreement. A restricted stock award granted under the Equity and Incentive Plan will consist of shares of our common stock that may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the applicable award agreement or until such time as the restrictions applicable to the award lapse. Under the Equity and Incentive Plan, the compensation committee will have the authority to determine the participants to whom restricted stock will be granted and the terms and conditions of restricted stock awards, including whether the lapse of restrictions applicable to the award will be subject to the attainment of one or more performance goals. Certificates issued in respect of shares of restricted stock will be held by us until such time as the restrictions lapse, at which time we will deliver a certificate to the participant.

Restricted Stock Units

        A restricted stock unit is an award of a right to receive a share of our common stock. These awards will be subject to such restrictions on transferability and other restrictions, if any, as the compensation committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including without limitation a specified period of employment or the satisfaction of preestablished performance goals), in such installments, or otherwise, as the compensation committee may determine.

Dividends

        The compensation committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units) that may be deferred during the restricted period applicable to these awards.

Other Equity-Based and Cash-Based Awards

        The Equity and Incentive Plan provides for other equity-based and cash-based awards, the form and terms of which will be as determined by the compensation committee, consistent with the purposes of the Equity and Incentive Plan. The vesting or payment of one of these awards may be made subject to the attainment of performance goals.

Change in Control

        The Equity and Incentive Plan provides that, in the event of a change in control (as defined in the Equity and Incentive Plan), the compensation committee will have full discretion to determine whether vesting and/or exercisability shall be accelerated or whether any other restrictions, deferral limitations, payment conditions, and forfeiture conditions provided for in any award may lapse, subject to any applicable award agreement.

Term; Amendment

        No awards will be made under the Equity and Incentive Plan after July 19, 2017. The board may amend or terminate the Equity and Incentive Plan at any time, provided that the amendment or termination does not adversely affect any award that is then outstanding without the award holder's consent. We must obtain shareholder approval of an amendment to the Equity and Incentive Plan if shareholder approval is required to comply with any applicable law, regulation or stock exchange rule.

        The board recommends a vote FOR approval of the Equity and Incentive Plan, including approval of an amendment increasing the number of shares available for issuance under the Equity and Incentive Plan and approval of the Equity and Incentive Plan in order to qualify certain awards granted under the Equity and Incentive Plan as performance-based compensation that is exempt under Section 162(m) of the Code.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. This appointment was designated by Travelport as required under the terms of the separation agreement with Travelport that was executed in connection with our initial public offering. The board and the audit committee recommend that shareholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year 2008. Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the audit committee will investigate the reasons for the shareholders' rejection and reconsider the appointment. Representatives of Deloitte & Touche LLP will be at the Annual Meeting, will be given the opportunity to make a statement, and will be available to respond to questions.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the ratification of the appointment of Deloitte & Touche LLP. The ratification of the appointment will be approved by our shareholders if, at the Annual Meeting, a quorum is present and a majority of the shares present in person or represented by proxy and entitled to vote on the proposal are voted in favor of the proposal.

        The board recommends a vote FOR approval of the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Fees Incurred for Services of Deloitte & Touche LLP

        Set forth below is a summary of fees for professional services by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates for fiscal years 2007 and 2006.

	2007	2006
Audit Fees	$5,596,640	$3,132,375
Audit-Related Fees	—	—
Tax Fees	123,920	22,900
All Other Fees	—	—

Total	$5,720,560	$3,155,275

Audit Fees

        Audit fees were for professional services rendered for the audit of our annual financial statements and in connection with the review of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q. Audit fees also include professional services rendered in connection with registration statements we filed with the SEC (for example, the registration statement filed in connection with our initial public offering) and with statutory audits that are required for certain of our foreign subsidiaries.

Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance.

Approval of Services Provided by Independent Registered Public Accounting Firm

        The audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The audit committee has adopted policies and procedures for the pre-approval of any services performed by Deloitte & Touche LLP to ensure that such services do not impair the firm's independence. The audit committee has adopted a policy requiring that, unless a proposed service has received general pre-approval by the audit committee, it will require specific pre-approval if it is to be performed by the independent auditor. All requests or applications for services to be provided by the independent auditor must be submitted to our chief financial officer, who determines whether such services are included within the list of services that have received general pre-approval and whether they require specific pre-approval by the audit committee. The audit committee has considered whether the nature of the services provided by Deloitte & Touche LLP for tax and non-audit services are compatible with maintaining the nature of the firm's independence and has determined that such services are compatible with the provision of independent audit services.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        The audit committee charter provides that the audit committee is responsible for the review, approval or ratification of "related-person transactions" between us or our subsidiaries, on the one hand, and our related persons, on the other. "Related person" refers to a person or entity who is, or at any point since the beginning of the last fiscal year was, a director, executive officer, nominee for director, or 5% stockholder of us and their immediate family members. At present, we do not have any other written related-person transaction policies or procedures. The audit committee will apply its review procedures as a part of its standard operating procedures. In the course of its review and approval or ratification of a related person transaction, the audit committee will consider:

  •
  the nature of the related-party's interest in the transaction;

  •
  the material terms of the transaction, including the amount involved and type of transaction;

  •
  the importance of the transaction to the related-party and to us;

  •
  whether the transaction would impair the judgment of a director or executive officer to act in our best interest and the best interest of our stockholders; and

  •
  any other matters the audit committee deems appropriate.

Any member of the audit committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, he or she may be counted in determining the presence of a quorum at a meeting of the audit committee at which the transaction is considered.

Related Person Transactions with Travelport and its Subsidiaries

        During the time that we were a wholly-owned subsidiary of Travelport Limited ("Travelport"), including in preparation for our initial public offering in July 2007 (the "IPO"), we entered into a number of agreements with Travelport that formalized our ongoing relationship and provided for both parties to continue to provide certain services to the other party. In addition, we have numerous ongoing relationships with various other Travelport subsidiaries and affiliates that are significant to our revenue-producing activities. As of December 31, 2007, we owed Travelport and its subsidiaries approximately $8 million, on a net basis, under these arrangements. Following the IPO, we net settle the aggregate amounts due to and from Travelport and its subsidiaries under these arrangements.

Separation Agreement

        We entered into a Separation Agreement with Travelport at the time of the IPO. This agreement provided the general terms for the separation of our respective businesses.

        Guarantees, Letters of Credit.    During the time when we were a wholly-owned subsidiary of Travelport, Travelport provided guarantees, letters of credit and surety bonds on our behalf under our commercial agreements and leases and for the benefit of certain regulatory agencies. Under the Separation Agreement, we were required to have Travelport released from any then outstanding guarantees and surety bonds. As a result, Travelport no longer provides surety bonds on our behalf or guarantees in connection with commercial agreements or leases that we enter into or replace. The aggregate amount of letters of credit issued by Travelport on our behalf was $74 million as of December 31, 2007.

        Indemnification.    Under the Separation Agreement, we agreed to indemnify Travelport and its officers, directors, employees and agents against certain losses including, but not limited to, litigation matters and other claims.

        Registration Rights.    The Separation Agreement provides that Travelport can demand that we register the resale of our common stock owned by Travelport and persons or entities that acquire or otherwise received common stock from Travelport that is subject to these registration rights. In addition, Travelport has certain "piggyback" registration rights that would allow Travelport to include its shares in any future registrations of our common stock, whether that registration relates to a primary offering by us or a secondary offering by or on behalf of other shareholders.

        Non-Solicitation and Non-Hire of Employees.    The Separation Agreement also provides that for a period of two years after the IPO, neither we nor Travelport will solicit for employment or hire the other party's employees with total annual base salary plus bonus of $150,000 or more without the consent of the other party. In addition, certain subsidiaries are prohibited from soliciting any such employees regardless of their annual salary.

        Equity Purchase Rights.    The Separation Agreement also provides that, so long as Travelport beneficially owns at least 50% of the combined voting power of all our outstanding voting securities, Travelport may purchase its pro rata share, based on its then current percentage equity interest in us, of any voting equity securities issued by us, excluding any securities issued under employee stock options or other benefit plans, dividend reinvestment plans and certain other offerings other than for cash.

Transition Services Agreement

        We entered into a Transition Services Agreement with Travelport at the time of the IPO. Under this agreement, Travelport has provided us with certain transition services, including insurance, human resources and employee benefits, payroll, tax, communications, collocation and data center facilities, information technology and other then-existing shared services. We have provided Travelport with certain services, including accounts payable, information technology hosting, data warehousing and storage as well as Sarbanes-Oxley compliance testing and deficiency remediation. The terms for the services provided under this agreement generally expire on March 31, 2008, subject to certain exceptions. The charges for the services are based on the time expended by the employee or service provider billed at the approximate human resource cost, including wages and benefits. Under the Transition Services Agreement, we incurred expenses of approximately $3 million during fiscal year 2007 for services provided by Travelport to us. The services we provided to Travelport under the agreement during fiscal year 2007 were of nominal value.

Master License Agreement

        We entered into a Master License Agreement with Travelport at the time of the IPO. Under this agreement, Travelport paid us a one-time fee of $150,000 in fiscal year 2007 for licenses to use certain of our intellectual property. The licenses include our supplier link technology; portions of ebookers' booking, search and dynamic packaging technologies; certain of our products and online booking tools for corporate travel; portions of our white label dynamic packaging technology; and our extranet supplier connectivity function that is currently being developed as part of our global technology platform.

        The Master License Agreement granted us the right to use a corporate online booking product that Travelport was developing at the time we entered into the agreement. The development of this product is now complete, and we are currently negotiating a value added reseller license with Travelport for this product. We paid a one-time fee of $50,000 for the right to this license in fiscal year 2007.

Equipment, Services and Use Agreements

        Prior to the IPO, we shared twelve office locations with Travelport. In connection with the IPO, we separated the leasehold properties based upon our respective business operations and assigned a leasehold interest where one company had exclusive use or occupation of a property.

        We also entered into an Equipment, Services and Use Agreement for each office occupied by both parties. This agreement commenced in most locations on June 1, 2007 and provided that the cost of the shared location would be ratably allocated. The agreement expired on December 31, 2007, but automatically renewed for an additional one-year term unless a termination notice was served. Termination notices had been served for five of the twelve shared locations as of December 31, 2007.

Corporate Related Functions

        We incurred expenses of approximately $6 million in fiscal year 2007 for general and corporate overhead and direct billed expenses that were incurred on our behalf by Travelport prior to the IPO. General corporate overhead expenses were allocated to us based on a percentage of forecasted revenue. Direct billed expenses were based upon actual utilization of the services. Costs subject to the overhead allocations and direct billings include executive management, tax, insurance, accounting, legal, treasury, information technology, telecommunications, call center support and real estate expenses.

Intercompany Notes Payable

        On August 22, 2006, in connection with Travelport's acquisition by affiliates of The Blackstone Group and TCV, intercompany notes payable were executed among subsidiaries of Travelport and our subsidiaries in the aggregate principal amount of $106 million. These notes accrued interest at a variable rate of LIBOR plus 500 basis points and were scheduled to mature in February 2017. In connection with the IPO, these notes were assigned by the Travelport subsidiaries to us, and we repaid Travelport approximately $5 million in interest that had accrued on these notes through the effective date of assignment.

        On January 26, 2007 and January 30, 2007, we became the obligor on two intercompany notes payable to affiliates of Travelport in the amounts of $25 million and $835 million, respectively. These notes accrued interest at a fixed rate of 10.25% and were scheduled to mature on February 19, 2014. In July 2007, we used proceeds from the IPO and our senior secured term loan facility to repay these notes and the interest of approximately $43 million that had accrued on these notes in full.

Tax Sharing Agreement

        In connection with the IPO, we entered into a Tax Sharing Agreement with Travelport that provides for the preparation and filing of tax returns, the payment of taxes, the allocation of tax liabilities between us and Travelport, the receipt of tax refunds and tax-related payments, and the conduct of tax audits and similar tax controversies. Under the Tax Sharing Agreement, we are required to indemnify Travelport for all taxes that are attributable to our business or any breach by us of our obligations under the Tax Sharing Agreement. Conversely, Travelport will indemnify us for all taxes that are attributable to Travelport's business or any breach by Travelport of its obligations under the Tax Sharing Agreement. Finally, we agreed to split (on a 29%/71% basis):

  •
  taxes attributable to certain restructuring transactions undertaken in contemplation of the IPO;

  •
  certain taxes imposed as a result of our prior membership in a consolidated group, including the consolidated group of which Cendant Corporation ("Cendant") was the common parent;

  •
  any tax-related liabilities under the agreement by which we were acquired from Cendant; and

  •
  any other taxes (other than those described above) that are attributable to a taxable period (or portion of a taxable period) prior to the IPO that do not relate to our business or Travelport's business.

GDS Service Agreements

        Certain of our subsidiaries have subscriber services agreements with Galileo, which is a subsidiary of Travelport. Under these agreements, Galileo provided us global distribution systems ("GDS") services and paid us an incentive payment for each segment processed using its GDS services.

        In connection with the IPO, we entered into a new agreement with Travelport to use GDS services provided by both Galileo and Worldspan. The new agreement replaced the former Galileo agreements discussed above as well as a GDS contract we had with Worldspan. The new agreement became effective in July 2007 with respect to Galileo and in August 2007 with respect to Worldspan upon completion of Travelport's acquisition of Worldspan. This agreement expires on December 31, 2014. Under this agreement, we receive an incentive payment for each segment that is processed through Galileo and Worldspan. The agreement required us to process a certain number of segments through Worldspan and Galileo during 2007 and will require us to process a certain number of segments in future years. The required number of segments processed in future years for Worldspan remains fixed at 16 million segments while the required number of segments for Galileo is subject to adjustment based upon the actual segments processed in the preceding year. In 2008, we are required to process approximately 22 million segments through Galileo. If we meet the minimum number of segments, we are not required to make payments of any kind to Galileo or Worldspan. Our failure to process the required number of segments would result in a shortfall payment of $1.25 per segment below the required minimum. We believe the rates earned under the new agreement approximate market rates.

        A significant portion of our GDS services are provided under the GDS service agreement with Travelport. In fiscal year 2007, we received approximately $111 million of incentive payments for segments processed through Galileo and Worldspan. This amount includes incentive payments received for GDS services provided under the new agreement with Travelport, as well as the former Galileo agreement and Worldspan contract.

Hotel Sourcing and Franchise Agreement

        Donvand Limited and OctopusTravel Group Limited (doing business as Gulliver's Travel Associates, or "GTA") are wholly-owned subsidiaries of Travelport. During fiscal year 2007, GTA provided certain of our subsidiaries with hotel consulting services and access to their hotels and destination services pursuant to franchise agreements. As franchisees under these agreements, we received access to the hotel rooms and destination services from GTA at agreed-upon rates. These franchise agreements continued until December 31, 2007, after which our new Master Supply and Services Agreement (the "GTA Agreement") became effective. During fiscal year 2007, we recorded net revenue of approximately $49 million related to hotel and destination services made available to us for booking on our websites under these franchise agreements. The net revenue recorded by us under these agreements represents the difference between what the customer paid and the agreed-upon rate we paid to GTA, as well as franchise fees incurred by us during the relevant period.

        Under the GTA Agreement, which was effective on January 1, 2008, we pay GTA a contract rate for hotel and destination services products GTA makes available to us for booking on our websites. The contract rate exceeds the prices at which suppliers make their inventory available to GTA for distribution and is based on a percentage of the rates GTA makes available to its other customers. The initial term of the GTA Agreement expires on December 31, 2010. Under the GTA agreement, we are restricted from providing access to hotels and destination services content to certain of GTA's clients until December 31, 2010.

Corporate Travel Agreement

        We provide corporate travel management services to Travelport and its subsidiaries and received a nominal amount in fiscal year 2007 for these services. We believe that these agreements have been executed on terms comparable to those of unrelated third parties.

Agreements Involving Tecnovate

        On July 5, 2007, we sold Tecnovate, an Indian services organization, to Travelport for $25 million. In connection with the sale, we entered into an agreement to continue using the services of Tecnovate, including call center and telesales, back office administrative, information technology and financial services. We were charged for these services provided to us based on an hourly billing rate.

        The agreement included a termination clause in the event of certain changes in control. In December 2007, Travelport completed the sale of Tecnovate to an affiliate of The Blackstone Group, which qualified as a change in control under the termination clause. Prior to the sale, Travelport paid us an incentive fee of $5 million for entering into an amended service agreement to continue using the services of Tecnovate. See also "Related Person Transactions with The Blackstone Group, TCV and Their Affiliates—Service Agreement with Tecnovate" below.

Dividend

        In connection with the IPO, we paid a dividend to Travelport in the amount of approximately $109 million.

Related Person Transactions with The Blackstone Group, TCV and Their Affiliates

Financial Advisory Services Agreement

        On July 16, 2007, we completed the sale of an offline U.K. travel subsidiary. Pursuant to an agreement between Travelport and Blackstone Advisory Services L.P., Blackstone Advisory Services L.P. provided financial advisory services to Travelport and us in connection with certain business transactions, including dispositions. Under the terms of that agreement, Travelport paid Blackstone Advisory Services L.P. $2 million on our behalf for advisory services upon completion of the sale.

Service Agreement with Tecnovate

        As discussed above, in December 2007, we entered into an amended service agreement with Tecnovate when it was acquired from Travelport by an affiliate of The Blackstone Group. Under this agreement, Tecnovate provides us with call center and telesales, back office administrative, information technology and financial services, and we are charged an hourly billing rate for these services based on cost plus a predetermined percentage. The agreement is currently scheduled to expire in September 2010. We incurred expenses of approximately $200,000 under the agreement in December 2007. Prior to its sale to The Blackstone Group affiliate, Tecnovate was consolidated into our results of operations because we were the primary beneficiary as a result of the terms of our contractual relationship with Tecnovate prior to the sale.

Other Agreements

        In the normal course of business, we have entered into various agreements with affiliates of The Blackstone Group and TCV. For example, we have agreements with certain hotel management companies that are affiliates of The Blackstone Group and that provide us with access to their inventory. We also purchase services from certain affiliates of The Blackstone Group and TCV such as telecommunications and advertising, and certain of their affiliates utilize our partner marketing programs and corporate travel services. We believe that these agreements have been executed on terms and conditions comparable to those of unrelated third parties.

SHAREHOLDER PROPOSALS

        Shareholders who wish to submit a proposal to be included in our 2009 proxy statement and presented at our 2009 Annual Meeting of Shareholders, must cause the proposal to be received at our executive offices, Orbitz Worldwide, Inc., Attention: Corporate Secretary, 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661, by no later than November 24, 2008. This will enable us to evaluate the proposal for its possible inclusion in the proxy statement in connection with that meeting.

        Shareholders who wish to submit a proposal to be presented at our 2009 Annual Meeting, but not included in our 2009 proxy statement, or who wish to nominate a candidate for election as a director at that meeting, are required by our by-laws to cause notice of such proposal or nomination to be delivered to our executive offices at the address above. To be considered for a vote at next year's annual meeting, such notice must be delivered after January 7, 2009 and before February 7, 2009, except that, if our 2009 annual meeting is called for a date that is not within 30 days before or after the anniversary of our 2008 Annual Meeting, such notice must be received no later than the close of business on the tenth day after the day on which notice of the date of the 2009 annual meeting is mailed or publicly disclosed by us, whichever occurs first. Any such notice of proposal or nomination must contain the information required by our by-laws.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        The SEC permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are our shareholders will be sending out a notice this year regarding the "householding" of proxy materials. As indicated in the notice that will be provided by these brokers, a single proxy statement, an Annual Report or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice that the broker will be "householding," "householding" will continue until the shareholder is notified otherwise or until the shareholder has revoked consent by notifying the broker. If you would prefer to receive separate copies of a proxy statement, annual report or notice of Internet availability of proxy materials for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our corporate secretary at Orbitz Worldwide, Inc., 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661, we will provide separate copies of the Annual Report, this Proxy Statement and/or the Notice of Internet Availability of Proxy Materials.

OTHER MATTERS TO COME BEFORE THE MEETING

        The board of directors knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS SOON AS POSSIBLE.

By Order of the Board of Directors
James P. Shaughnessy Senior Vice President, General Counsel and Secretary
March 24, 2008 Chicago, Illinois

        WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE. ANY WRITTEN REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT ORBITZ WORLDWIDE, INC., 500 W. MADISON STREET, SUITE 1000, CHICAGO, ILLINOIS 60661.

APPENDIX A
THE ORBITZ WORLDWIDE, INC. PERFORMANCE-BASED
ANNUAL INCENTIVE PLAN

        1.    Purpose.    The purpose of the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan (the "Plan") is to advance the interests of Orbitz Worldwide, Inc. and its stockholders by providing certain of its key executives with annual incentive compensation which is tied to the achievement of pre-established and objective performance goals. The Plan is intended to provide Participants with annual incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        2.    Definitions.    Where the context of the Plan permits, words in the masculine gender shall include the feminine gender, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

  (a)
  "Board" means the Board of Directors of the Corporation.

  (b)
  "Committee" means the Compensation Committee of the Board, a subcommittee thereof, or such other committee as may be appointed by the Board. The Committee shall be comprised of three or more non-employee members of the Board who shall qualify to administer the Plan as "outside directors" under Section 162(m) of the Code and who shall qualify as "independent" under the NYSE listing requirements.

  (c)
  "Corporation" means Orbitz Worldwide, Inc. and any successor thereto.

  (d)
  "EBITDA" means the Corporation's earnings before interest, taxes, depreciation and amortization.

  (e)
  "Incentive Pool Fund" means a percentage of EBITDA for the applicable Performance Period as determined by the Committee.

  (f)
  "Participant" means (i) a "covered employee," as defined in Section 162(m) of the Code and the regulations promulgated thereunder, of the Corporation or its Subsidiaries who has been selected by the Committee to participate in the Plan during a Performance Period and (ii) each other employee of the Corporation or its Subsidiaries who has been selected by the Committee to participate in the Plan during a Performance Period.

  (g)
  "Performance Award" means an award granted pursuant to the terms of Section 4 of this Plan. A Participant shall have no right to any Performance Award until that award is paid.

  (h)
  "Performance Period" means any period or periods designated by the Committee for determining Performance Awards under the Plan.

  (i)
  "Plan" means the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan, as amended from time to time.

  (j)
  "Pool Fund Allocation" means the percentage of the Incentive Pool Fund that is allocated to each Participant with respect to any Performance Period. A maximum of 50% may be allocated to any single Participant. The total allocation may not exceed 100%.

  (k)
  "Subsidiary" or "Subsidiaries" means any corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total voting power or in which it has at least a 50% economic interest, and which is authorized to participate in the Plan.

        3.    Plan Administration.    The Committee shall have full discretion, power and authority to administer and interpret the Plan and to establish rules and procedures for its administration as the Committee deems necessary and appropriate. The Committee may delegate to officers and employees of the Corporation the authority to manage the day-to-day administration of the Plan including without limitation the discretionary authority to (i) administer and interpret the terms of the Plan, and (ii) amend the Plan only as necessary to reflect any ministerial, administrative or managerial functions; provided that any such amendment does not increase the Incentive Pool Fund or the Pool Fund Allocation. Pool Fund Allocations shall be established by the Committee for a Participant (or group of Participants) no later than ninety (90) days after the commencement of each Performance Period (or the date on which 25% of the Performance Period has elapsed, if earlier).

        Any interpretation of the Plan or other act or decision on any matter pertaining to the Plan which is made by of the Committee (or its delegate) in its discretion in good faith shall be final and binding upon all persons.

        4.    Performance Awards.    For each Performance Period, the Committee shall determine the amount of a Participant's Performance Award as follows:

  (a)
  General.    The maximum amount of a Participant's Performance Award shall be equal to the Participant's Pool Fund Allocation of the Incentive Pool Fund for the Performance Period. The actual amount of a Participant's Performance Award may be reduced or eliminated by the Committee as set forth in subsection (c) below.

  (b)
  Allocation of Incentive Pool Fund.    The Incentive Pool Fund for each Performance Period shall be allocated among Participants. The maximum award for a Participant is equal to the Participant's Pool Fund Allocation.

  (c)
  Reduction or Elimination of Pool Fund.    The Pool Fund Allocation for each Participant may be reduced or eliminated by the Committee in its sole discretion; provided, however, that under no circumstances may the amount of the Incentive Pool Fund, or the Pool Fund Allocation to any Participant, be increased. Once the Committee has determined the amount of a Participant's Performance Award pursuant to subsections (a), (b), and (c) in this Section 4, and upon the certification required under Section 5 hereto, the Committee shall pay the Participant's Performance Award pursuant to such terms and procedures as the Committee shall adopt under Section 3 hereto.

        5.    Payment of Performance Awards.    Subject to any stockholder approval required by law, payment of any Performance Award to a Participant for any Performance Period shall be made in cash (or in stock or stock-based awards under the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan as restated and/or amended from time to time) after written certification by the Committee that the performance goal for the Performance Period was achieved, and any other material terms of the Performance Award were satisfied. Any Performance Award may be deferred pursuant to the terms and conditions of the Corporation's deferred compensation plan or plans then in effect.

        6.    Plan Amendment and Termination.    Except as explicitly provided by law, this Plan is provided at the Corporation's sole discretion and the Board or the Committee may modify or terminate it at any time, prospectively or retroactively, without notice or obligation for any reason, subject to obtaining any necessary stockholder approval as required by law, regulation, or listing exchange requirement. In addition, there is no obligation to extend the Plan or establish a replacement plan in subsequent years.

        7.    Miscellaneous Provisions.

  (a)
  Employment Rights.    The Plan does not constitute a contract of employment and participation in the Plan will not give a Participant the right to continue in the employ of the Corporation, or any of its Subsidiaries or affiliates, on a full-time, part-time, or any other basis.

    Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically been granted by the Committee under the terms of the Plan.

  (b)
  Governing Law.    This agreement and any controversy arising out of or relating to this agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof. To the extend not preempted by ERISA, all other matters shall be governed by and construed in accordance with the internal laws of Illinois without regard to any state's conflict of law principles. Any legal action related to this Plan shall be brought only in a federal or state court located in Illinois.

  (c)
  Interests Not Transferable.    Any interests of Participants under the Plan may not be voluntarily sold, transferred, alienated, assigned or encumbered, other than by will or pursuant to the laws of descent and distribution.

  (d)
  Severability.    In the event any provision of the Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision(s) had never been contained in the Plan.

  (e)
  Withholding.    The Corporation will withhold from any amounts payable under this Plan all federal, state, foreign, city and local taxes as shall be legally required.

  (f)
  Effect on Other Plans or Agreements.    Payments or benefits provided to a Participant under any stock, deferred compensation, savings, retirement or other employee benefit plan are governed solely by the terms of such plan.

  8.
  Effective Date.    This Plan shall be effective as of March 18, 2008, subject to approval by shareholders.

APPENDIX B
2007 EQUITY AND INCENTIVE PLAN

1.     Purpose; Types of Awards; Construction.

        The purposes of the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the "Plan") are to afford an incentive to non-employee directors, selected officers and other employees, advisors and consultants of Orbitz Worldwide, Inc. (the "Company"), or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired, to continue as non-employee directors, officers, employees, advisors or consultants, as the case may be, to increase their efforts on behalf of the Company and its Subsidiaries and to promote the success of the Company's business. The Plan provides for the grant of Options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights, restricted stock, restricted stock units and other stock- or cash-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code comply with such requirements, and the Plan and Awards shall be interpreted in a manner consistent with such requirements.

2.     Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)
  "Annual Incentive Program" means the program described in Section 6(c) hereof.

  (b)
  "Award" means any Option, SAR, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

  (c)
  "Award Agreement" means any written agreement, contract, or other instrument or document, in each case as approved by the Committee, evidencing an Award.

  (d)
  "Board" means the Board of Directors of the Company.

  (e)
  "Change in Control" means, following the Effective Date and excluding the separation transaction pursuant to which the Company becomes a separate public corporation for the first time, a change in control of the Company, which will have occurred if:

  (i)
  any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities (excluding any person who becomes such a beneficial owner in connection with a transaction immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such transaction or, if the Company or the entity surviving the transaction is then a subsidiary, the ultimate parent thereof);

  (ii)
  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

    (iii)
    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

    (iv)
    the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed of or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

  (f)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

  (g)
  "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 and Section 162(m) of the Code.

  (h)
  "Company" means Orbitz Worldwide, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

  (i)
  "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

  (j)
  "Effective Date" means the effective date of the IPO.

  (k)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

  (l)
  "Fair Market Value" means (i) the mean between the highest and lowest reported sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

  (m)
  "Grantee" means a person who, as a non-employee director, officer or other employee, advisor or consultant of the Company or a Parent or Subsidiary of the Company, has been granted an Award under the Plan.

  (n)
  "IPO" means the initial pubic offering of the Company's Stock.

  (o)
  "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

  (p)
  "Long Range Incentive Program" means the program described in Section 6(b) hereof.

  (q)
  "Non-Employee Director" means any director of the Company who is not also employed by the Company or any of its Subsidiaries.

  (r)
  "NQSO" means any Option that is not designated as an ISO.

  (s)
  "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Parent or Subsidiary of the Company.

  (t)
  "Other Cash-Based Award" means cash awarded under the Annual Incentive Program or the Long Range Incentive Program, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

  (u)
  "Other Stock-Based Award" means a right or other interest granted to a Grantee under the Annual Incentive Program or the Long Range Incentive Program that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to a Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

  (v)
  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (w)
  "Performance Goals" means performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles where applicable: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a Parent or Subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Parent or Subsidiary of the Company or the financial statements of the Company or any Parent or Subsidiary of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

  (x)
  "Plan" means this Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended from time to time.

  (y)
  "Plan Year" means a calendar year.

  (z)
  "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.

  (aa)
  "Restricted Stock Unit" or "RSU" means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

  (bb)
  "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

  (cc)
  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

  (dd)
  "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

  (ee)
  "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

  (ff)
  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Administration.

        The Plan shall be administered by the Board or by such Committee that the Board may appoint for this purpose. If a Committee is appointed to administer the Plan, all references herein to the "Committee" shall be references to such Committee. If no Committee is appointed by the Board to administer the Plan, all references herein to the "Committee" shall be references to the Board. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to amend the terms and conditions of outstanding Awards, including, but not limited to extending the exercise period of such Awards and accelerating the vesting schedule of such Awards; to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in,

Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, neither the Board, the Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company's stockholders.

        The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including but not limited to the Company, any Parent or Subsidiary of the Company or any Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

        No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.     Eligibility.

        Awards may be granted to selected non-employee directors, officers and other employees, advisors or consultants of the Company or any Parent or Subsidiary of the Company, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.     Stock Subject to the Plan.

        The maximum number of shares of Stock reserved for issuance under the Plan shall be 15,100,000,* subject to adjustment as provided herein. No more than (i) 1,000,000 shares of Stock may be made subject to Options or SARs to a single individual in a single Plan Year, (ii) 1,000,000 shares of Stock may be made subject to stock-based awards other than Options or SARs (including Restricted Stock and Restricted Stock Units or Other Stock-Based Awards denominated in shares of Stock) to a single individual in a single Plan Year, and (iii) 1,000,000 shares of Stock may be issued pursuant to the exercise of ISO's, in each case, subject to adjustment as provided herein. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Grantee, or if shares of Stock are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

*
Reflects proposed amendment to increase shares of Stock reserved for issuance under the Plan from 6,100,000 to 15,100,000.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) annual award limitations set forth in Section 5; and (v) the Performance Goals applicable to outstanding Awards.

6.     Specific Terms of Awards.

  (a)
  General.    The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Parent or Subsidiary of the Company upon the grant, vesting, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

  (b)
  Long Range Incentive Program.    Under the Long Range Incentive Program, the Committee is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Except as otherwise set forth herein or as may be determined by the Committee, each Award granted under the Long Range Incentive Program shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine at the date of grant or thereafter.

  (i)
  Options.    The Committee is authorized to grant Options to Grantees on the following terms and conditions:

  (a)
  Type of Award.    The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

  (b)
  Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but, subject to Section 6(b)(v), in no event shall the per share exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee for at least six months (if acquired from the Company), through a "broker cashless exercise" procedure approved by the Committee (to the extent permitted by law), or a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Grantee may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

      (c)
      Term and Exercisability of Options.    The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

      (d)
      Termination of Employment.    An Option may not be exercised unless the Grantee is then a director of, in the employ of, or providing services to, the Company or a Parent or Subsidiary of the Company, and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of employment or service, to a date not later than the expiration date of such Option.

      (e)
      Other Provisions.    Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

    (ii)
    SARs.    The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

    (a)
    In General.    Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may made in cash, Stock, or property as specified in the Award or determined by the Committee.

    (b)
    Right Conferred.    A SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

    (c)
    Term and Exercisability of SARs.    The date on which the Committee adopts a resolution expressly granting a SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. A SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

      (d)
      Termination of Employment.    A SAR may not be exercised unless the Grantee is then a director of, in the employ of, or providing services to, the Company or a Parent or Subsidiary of the Company, and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of the SAR, in the event of specified terminations of employment or service, to a date not later than the expiration date of such SAR (or, in the case of a tandem SAR, its related Award).

      (e)
      Other Provisions.    SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Committee may prescribe in its discretion or as may be required by applicable law.

    (iii)
    Restricted Stock.    The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

    (a)
    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

    (b)
    Forfeiture.    Upon termination of employment with or service to the Company, or upon termination of the director or independent contractor relationship, as the case may be, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

    (c)
    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

    (d)
    Dividends.    Stock distributed in connection with a stock split or stock dividend, and cash or other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, and shall be settled as the same time as the Restricted Stock to which it relates.

    (iv)
    Restricted Stock Units.    The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

    (a)
    Award and Restrictions.    Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee. The Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee may award dividend equivalents relating to Restricted Stock Units on terms and conditions as it determines.

    (b)
    Forfeiture.    Upon termination of employment with or service to the Company, or upon termination of the director or independent contractor relationship, as the case may be, during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

    (v)
    Other Stock- or Cash-Based Awards.    The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Performance periods under this Section 6(b)(v) may overlap. The maximum value of the aggregate payment that any Grantee may receive pursuant to this Section 6(b)(v) in respect of any Plan Year is $10,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No such payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(c)
Annual Incentive Program.    The Committee is authorized to grant Awards to Grantees pursuant to the Annual Incentive Program, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Grantees will be selected by the Committee with respect to participation for a Plan Year. The maximum value of the aggregate payment that any Grantee may receive under the Annual Incentive Program in respect of any Plan Year is $10,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No such payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals relating to Awards hereunder have been attained. The Committee may establish such other rules applicable to the Annual Incentive Program to the extent not inconsistent with Section 162(m) of the Code.

7.     Change in Control Provisions.

        In the event of a Change in Control and subject to any applicable Award Agreement, the Committee shall have the authority, in its sole discretion, to:

  (a)
  accelerate the vesting, payment or right to exercise of any Award effective immediately upon the occurrence of a Change in Control; and

  (b)
  cause the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any Award granted under the Plan to lapse and deem such Awards fully vested, and deem any performance conditions imposed with respect to Awards to be fully achieved.

8.     General Provisions.

  (a)
  Nontransferability.    Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

  (b)
  No Right to Continued Employment, etc.    Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or to continue as a director of, or to continue to provide services to, the Company or any Parent or Subsidiary of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Parent or Subsidiary to terminate such Grantee's employment, or director or independent contractor relationship.

  (c)
  Taxes.    The Company or any Parent or Subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations. The Committee may provide in the Award Agreement that in the event that a Grantee is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Grantee may satisfy such obligation (in whole or in part) by electing to have a portion of the shares of Stock to be received upon settlement or exercise of such Award equal to the minimum amount required to be withheld.

  (d)
  Stockholder Approval; Amendment and Termination.

  (i)
  The Plan shall be effective upon the IPO, provided that the Plan has been previously approved by Travelport Limited, the Company's sole stockholder.

  (ii)
  The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

  (e)
  Expiration of Plan.    Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted.

  (f)
  Deferrals.    The Committee shall have the authority to establish such procedures and programs that it deems appropriate to provide Grantees with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

  (g)
  No Rights to Awards; No Stockholder Rights.    No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

  (h)
  Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

  (i)
  No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  (j)
  Regulations and Other Approvals.

  (i)
  The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  (ii)
  Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

  (iii)
  In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

  (iv)
  The Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or "lock-up" agreement in such form as the Committee shall determine is necessary or desirable to further the Company's interests.

  (k)
  Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

  (l)
  Tax Laws.    Awards under the Plan are intended to comply with Code Section 409A and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the Plan or any Agreement to the contrary, in the event that the Committee determines that any Award may or does not comply with Code Section 409A, the Company may adopt such amendments to the Plan and the affected Award (without Participant consent) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Plan and any Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to Award, or (ii) comply with the requirements of Code Section 409A.

PROXY

ORBITZ WORLDWIDE, INC.

This Proxy is solicited on behalf of the Board of Directors for the

Annual Meeting of Shareholders on May 8, 2008.

The undersigned hereby makes, constitutes and appoints Steven D. Barnhart, Jeff Clarke, James P. Shaughnessy, and each of them, proxies for the undersigned, with the powers the undersigned would possess if personally present and full power of substitution, to vote all shares of the common stock of Orbitz Worldwide, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “2008 Annual Meeting”) of the Company, to be held on Thursday, May 8, 2008, at 9:00 a.m., Eastern time, at the Grand Hyatt, 109 East 42nd Street, New York, New York, or any adjournment or postponement thereof. The undersigned also acknowledges receipt of the letter to Shareholders and the Annual Report on Form 10-K, the Notice of the 2008 Annual Meeting and the proxy statement. The undersigned hereby revokes any other proxy executed previously for the 2008 Annual Meeting.

This Proxy, when properly executed, will be voted in the manner the undersigned directs on the reverse side of this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR each of the proposals listed on the reverse side of this card. Therefore, to direct a vote FOR each of the proposals, you need not mark any box. Simply sign, date and return this Proxy. Each share of common stock of the Company has one vote.

If this Proxy is not returned, then the shares of the common stock of Company that you own will not be voted.

Please be sure to sign on the reverse side of this card exactly as your name appears above the signature line.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

ORBITZ WORLDWIDE, INC.

May 8, 2008

Please sign, date and return

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS BELOW:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:					FOR	AGAINST	ABSTAIN
	To Serve as Class I Directors with Terms Expiring at the 2011 Annual Meeting			2.	To approve the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	☐ ☐	Jaynie Miller Studenmund Richard P. Fox	3.

To approve the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the “Equity and Incentive Plan”) for purposes of Section 162(m) of the Internal Revenue Code and to approve an amendment increasing the number of shares available for issuance under the Equity and Incentive Plan.

						☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

				4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2008.	☐	☐	☐

				5.	In their discretion, to transact upon such other business as may properly come before the 2008 Annual Meeting or any adjournment or postponement thereof.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒			PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

                        Note:         Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
NON-QUALIFIED DEFERRED COMPENSATION
COMPENSATION COMMITTEE REPORT
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP
PROPOSAL 2 APPROVAL OF THE ORBITZ WORLDWIDE, INC. PERFORMANCE-BASED ANNUAL INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF THE ORBITZ WORLDWIDE, INC. EQUITY AND INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE AND APPROVAL OF AN AMENDMENT INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
PROPOSAL 4 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
SHAREHOLDER PROPOSALS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS TO COME BEFORE THE MEETING
APPENDIX A THE ORBITZ WORLDWIDE, INC. PERFORMANCE-BASED ANNUAL INCENTIVE PLAN
APPENDIX B 2007 EQUITY AND INCENTIVE PLAN